                                                                     EXHIBIT 4.1
     ====================================================================




                       AMENDED AND RESTATED DECLARATION


                                   OF TRUST


                         LIFE FINANCIAL CAPITAL TRUST


                      DATED AS OF ________________, 1997




     ====================================================================

                               TABLE OF CONTENTS

                                                                                                               Page
ARTICLE I - INTERPRETATION AND DEFINITIONS........................................................................1
     SECTION 1.1.   Definitions...................................................................................1
     -----------

ARTICLE II - TRUST INDENTURE ACT..................................................................................8
     SECTION 2.1.   Trust Indenture Act; Application..............................................................8
     -----------
     SECTION 2.2.   Lists of Holders of Securities................................................................8
     -----------
     SECTION 2.3.   Reports by the Property Trustee...............................................................9
     -----------
     SECTION 2.4.   Periodic Reports to Property Trustee..........................................................9
     -----------
     SECTION 2.5.   Evidence of Compliance with Conditions Precedent..............................................9
     -----------
     SECTION 2.6.   Events of Default; Waiver.....................................................................9
     -----------
     SECTION 2.7.   Event of Default; Notice.....................................................................11
     -----------

ARTICLE III - ORGANIZATION.......................................................................................12
     SECTION 3.1.   Name.........................................................................................12
     -----------
     SECTION 3.2.   Office.......................................................................................12
     -----------
     SECTION 3.3.   Purpose......................................................................................12
     -----------
     SECTION 3.4.   Authority....................................................................................12
     -----------
     SECTION 3.5.   Title to Property of the Trust...............................................................13
     ----------
     SECTION 3.6.   Powers and Duties of the Administrators......................................................13
     -----------
     SECTION 3.7.   Prohibition of Actions by the Trust, the Trustees and the Administrators.....................16
     -----------
     SECTION 3.8.   Powers and Duties of the Property Trustee....................................................17
     -----------
     SECTION 3.9.   Certain Additional Duties and Responsibilities of the Property Trustee.......................19
     -----------
     SECTION 3.10.  Certain Rights of the Property Trustee.......................................................21
     ------------
     SECTION 3.11.  Delaware Trustee.............................................................................23
     ------------
     SECTION 3.12.  Not Responsible for Recitals or Issuance of Securities.......................................23
     ------------
     SECTION 3.13.  Duration of Trust............................................................................23
     ------------
     SECTION 3.14.  Mergers......................................................................................23
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ARTICLE IV - SPONSOR.............................................................................................25
     SECTION 4.1.   Sponsor's Purchase of Common Securities......................................................25
     -----------
     SECTION 4.2.   Responsibilities of the Sponsor..............................................................25
     -----------
     SECTION 4.3.   Right to Proceed.............................................................................25
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ARTICLE V - TRUSTEES AND ADMINISTRATORS..........................................................................26
     SECTION 5.1.   Number of Trustees and Administrators; Appointment of Co-Trustee.............................26
     -----------
     SECTION 5.2.   Delaware Trustee.............................................................................26
     -----------
     SECTION 5.3.   Property Trustee; Eligibility................................................................27
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     SECTION 5.4.   Certain Qualifications of Administrators and Delaware Trustee Generally......................28
     -----------

     SECTION 5.5.   Administrators...............................................................................28
     -----------
     SECTION 5.6.   Appointment, Removal and Resignation of Trustees and Administrators..........................28
     -----------
     SECTION 5.7.   Vacancies Among Trustees and Administrators..................................................30
     -----------
     SECTION 5.8.   Effect of Vacancies..........................................................................30
     -----------
     SECTION 5.9.   Meetings.....................................................................................30
     -----------
     SECTION 5.10.  Delegation of Power..........................................................................31
     ------------
     SECTION 5.11.  Merger, Conversion, Consolidation or Succession to Business..................................31
     ------------

ARTICLE VI - DISTRIBUTIONS.......................................................................................31
     SECTION 6.1.   Distributions................................................................................31
     -----------

ARTICLE VII - ISSUANCE OF SECURITIES.............................................................................32
     SECTION 7.1.   General Provisions Regarding Securities......................................................32
     -----------
     SECTION 7.2.   Execution and Authentication.................................................................32
     -----------
     SECTION 7.3.   Form and Dating..............................................................................33
     -----------
     SECTION 7.4.   Definitive Capital Securities................................................................34
     -----------
     SECTION 7.5.   Registrar, Paying Agent and Conversion Agent.................................................35
     -----------
     SECTION 7.6.   Paying Agent to Hold Money in Trust..........................................................35
     -----------
     SECTION 7.7.   Replacement Securities.......................................................................36
     -----------
     SECTION 7.8.   Outstanding Capital Securities...............................................................36
     -----------
     SECTION 7.9.   Capital Securities in Treasury...............................................................36
     -----------
     SECTION 7.10.  Temporary Securities.........................................................................37
     ------------
     SECTION 7.11.  Cancellation.................................................................................37
     ------------
     SECTION 7.12.  CUSIP........................................................................................37
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ARTICLE VIII - DISSOLUTION AND TERMINATION OF TRUST..............................................................37
     SECTION 8.1.   Dissolution and Termination of Trust.........................................................37
     -----------

ARTICLE IX - TRANSFER OF INTERESTS...............................................................................38
     SECTION 9.1.   Transfer of Securities.......................................................................38
     -----------
     SECTION 9.2.   Transfer Procedures and Restrictions.........................................................39
     -----------
     SECTION 9.3.   Book Entry Interests.........................................................................42
     -----------
     SECTION 9.4.   Notices to Clearing Agency...................................................................43
     -----------
     SECTION 9.5.   Appointment of Successor Clearing Agency.....................................................43
     -----------

ARTICLE X - LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES, TRUSTEES OR OTHERS.................................43
     SECTION 10.1.  Liability....................................................................................43
     ------------
     SECTION 10.2.  Exculpation..................................................................................44
     ------------
     SECTION 10.3.  Fiduciary Duty...............................................................................44
     ------------
     SECTION 10.4.  Indemnification..............................................................................45
     ------------
     SECTION 10.5.  Outside Businesses...........................................................................48
     ------------
     SECTION 10.6.  Compensation; Fees...........................................................................48
     ------------

ARTICLE XI - ACCOUNTING..........................................................................................49
     SECTION 11.1.  Fiscal Year..................................................................................49
     ------------
     SECTION 11.2.  Certain Accounting Matters...................................................................49
     ------------
     SECTION 11.3.  Banking......................................................................................49
     ------------
     SECTION 11.4.  Withholding..................................................................................50
     ------------

ARTICLE XII - AMENDMENTS AND MEETINGS............................................................................50
     SECTION 12.1.  Amendments...................................................................................50
     ------------
     SECTION 12.2.  Meetings of the Holders; Action by Written Consent...........................................52
     ------------

ARTICLE XIII - REPRESENTATIONS OF PROPERTY TRUSTEE AND DELAWARE TRUSTEE..........................................54
     SECTION 13.1.  Representations and Warranties of Property Trustee...........................................54
     ------------
     SECTION 13.2.  Representations and Warranties of Delaware Trustee...........................................54
     ------------

ARTICLE XIV - MISCELLANEOUS......................................................................................55
     SECTION 14.1.  Notices......................................................................................55
     ------------
     SECTION 14.2.  Governing Law................................................................................56
     ------------
     SECTION 14.3.  Intention of the Parties.....................................................................57
     ------------
     SECTION 14.4.  Headings.....................................................................................57
     ------------
     SECTION 14.5.  Successors and Assigns.......................................................................57
     ------------
     SECTION 14.6.  Partial Enforceability.......................................................................57
     ------------
     SECTION 14.7.  Counterparts.................................................................................57
     ------------

                   AMENDED AND RESTATED DECLARATION OF TRUST
                                      OF
                         LIFE FINANCIAL CAPITAL TRUST

                          _____________________, 1997


     DECLARATION OF TRUST ("Declaration") dated and effective as of _______________, 1997, by the Trustees (as defined herein), the Administrators (as defined herein), the Sponsor (as defined herein) and by the holders, from time to time, of undivided beneficial interests in the assets of the Trust (as defined herein) to be issued pursuant to this Declaration;

     WHEREAS, the Delaware Trustee, the Property Trustee, the Initial Trustee and the Sponsor established LIFE Financial Capital Trust (the "Trust"), a trust created under the Business Trust Act (as defined herein) pursuant to a Declaration of Trust dated as of ___________, 1997 (the "Original Declaration"), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on ________________, 1997, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Debentures of the Debenture Issuer (each as hereinafter defined);

     WHEREAS, all of the trustees of the Trust, the Administrators and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration; and

     NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                   ARTICLE I
                        INTERPRETATION AND DEFINITIONS

     SECTION 1.1.     Definitions.
     -----------

     Unless the context otherwise requires:

     (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

     (b) a term defined anywhere in this Declaration has the same meaning throughout;

     (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

     (d) all references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Declaration unless otherwise specified;

     (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

     (f)  a reference to the singular includes the plural and vice versa.

     "Administrator" has the meaning set forth in Section 5.1.

     "Affiliate" has the same meaning as given to that term in Rule 405 under the Securities Act or any successor rule thereunder.

     "Agent" means any Paying Agent, Registrar or Conversion Agent.

     "Authorized Officer" of a Person means any other Person that is authorized to legally bind such former Person.

     "Book Entry Interest" means a beneficial interest in a Global Certificate registered in the name of a Clearing Agency or its nominee, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Sections 9.2 and 9.3.

     "Business Day" means any day other than a Saturday or a Sunday or a day on which banking institutions in California or Massachusetts are authorized or required by law or executive order to close.

     "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

     "Capital Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

     "Capital Securities" has the meaning specified in Section 7.1(a).

     "Capital Securities Guarantee" means the Capital Securities Guarantee Agreement, dated as of ___________________, 1997, by the Sponsor as guarantor, the Trust and State Street Bank and Trust Company, as Capital Securities Guarantee Trustee, with respect to the Capital Securities.

     "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Capital Securities and in whose name or in the name of a nominee of that organization shall be registered a Global Certificate and which shall undertake to effect book entry transfers and pledges of the Capital Securities.

     "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

     "Closing Time" means either the time of the closing of the Public Offering or the time of the closing of the Underwriter's overallotment option with respect to the Public Offering, as the case may be.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

     "Commission" means the United States Securities and Exchange Commission as from time to time constituted, or if any time after the execution of this Declaration such Commission is not existing and performing the duties now assigned to it under applicable Federal securities laws, then the body performing such duties at such time.

     "Common Securities" has the meaning specified in Section 7.1(a).

     "Common Securities Guarantee" means the Common Securities Guarantee Agreement, dated as of _________________, 1997, by the Sponsor as guarantor, with respect to the Common Securities.

     "Common Securities Subscription Agreement" means the subscription agreement dated as of ___________________, 1997 between the Trust and the Sponsor relating to the Common Securities representing undivided beneficial interests in the assets of the Trust.

     "Common Stock" means the common stock, $0.01 par value per share, of the Sponsor.

     "Company Indemnified Person" means (a) any Administrator; (b) any Affiliate of any Administrator; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Administrator; or (d) any officer, employee or agent of the Trust or its Affiliates.

     "Conversion Agent" has the meaning specified in Section 7.5.

     "Corporate Trust Office" means the office of the Property Trustee at which the corporate trust business of the Property Trustee, at any particular time, shall be principally administered, which office at the date of execution of this Declaration is located at Two International Place, Boston, Massachusetts 02110.

     "Covered Person" means (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates and (b) any Holder of Securities.

     "Debenture Issuer" means LIFE Financial Corporation, a Delaware corporation, or any successor entity resulting from any consolidation, amalgamation, merger or other business combination, in its capacity as issuer of the Debentures under the Indenture.

     "Debenture Subscription Agreement" means the Subscription Agreement dated as of ____________________, 1997 between the Sponsor and the Trust relating to the Debentures issuable pursuant to the Indenture.

     "Debenture Trustee" means State Street Bank and Trust Company, a Massachusetts banking corporation, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

     "Debentures" means the ____% Junior Convertible Subordinated Debentures due _____________, 2027 of the Debenture Issuer issued pursuant to the Indenture.

     "Default" means an event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

     "Definitive Capital Securities" shall have the meaning set forth in Section 7.4.

     "Delaware Trustee" has the meaning set forth in Section 5.2.

     "Direct Action" shall have the meaning set forth in Section 3.8(e).

     "Distribution" means a distribution payable to Holders in accordance with
Section 6.1.

     "DTC" means The Depository Trust Company, the initial Clearing Agency.

     "Event of Default" in respect of the Securities means an Event of Default (as defined in the Indenture) that has occurred and is continuing in respect of the Debentures.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

     "Fiduciary Indemnified Person" has the meaning set forth in Section
10.4(b).

     "Global Capital Security" has the meaning set forth in Section 7.3(a).

     "Holder" means a Person in whose name a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

     "Indemnified Person" means a Company Indemnified Person or a Fiduciary Indemnified Person.

     "Indenture" means the Indenture, dated as of ____________________, 1997, between the Debenture Issuer and State Street Bank and Trust Company, as amended from time to time.

     "Initial Trustee" shall mean _________________, not in his individual capacity but solely in his capacity as initial trustee of the Trust.

     "Investment Company" means an investment company as defined in the Investment Company Act.

     "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

     "Legal Action" has the meaning set forth in Section 3.6(g).

     "Majority in liquidation amount" means, with respect to the Trust Securities, except as provided in the terms of the Capital Securities or by the Trust Indenture Act, Holder(s) of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

     "Officer's Certificate" means, with respect to any Person, a certificate signed by the Chairman, the Co-Chairman, a Vice Chairman, the Chief Executive Officer, the President, a Vice President, the Comptroller, the Secretary or an Assistant Secretary of such Person. Any Officer's Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

     (a) a statement that the officer signing the Certificate has read the covenant or condition and the definitions relating thereto;

     (b) a brief statement of the nature and scope of the examination or investigation undertaken by such officer in rendering the Certificate;

     (c) a statement that such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (d) a statement as to whether, in the opinion of such officer, such condition or covenant has been complied with.

     "Opinion of Counsel" shall mean a written opinion of counsel, who may be an employee of the Sponsor, and who shall be acceptable to the Property Trustee.

     "Paying Agent" has the meaning specified in Section 7.5.

     "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

     "Property Trustee" has the meaning set forth in Section 5.3(a).

     "Property Trustee Account" has the meaning set forth in Section 3.8(c).

     "Prospectus" has the meaning set forth in Section 4.2(a).

     "Public Offering" means the offering of all Capital Securities in a firm commitment public offering.

     "Quorum" means a majority of the Administrators or, if there are only two Administrators, both of them.

     "Registrar" has the meaning set forth in Section 7.5.

     "Registration Statement" means the Registration Statement on Form S-1, including any amendments thereto, relating to, among other securities, the Capital Securities.

     "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

     "Responsible Officer" means, with respect to the Property Trustee, any officer within the Corporate Trust Office of the Property Trustee, including any vice president, any assistant vice president, any assistant secretary, any assistant treasurer, any trust officer, any senior trust officer or other officer of the Corporate Trust Office of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

     "Securities" or "Trust Securities" means the Common Securities and the Capital Securities.

     "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

     "Securities Guarantees" means the Common Securities Guarantee and the Capital Securities Guarantee.

     "Special Event" has the meaning set forth in Annex I hereto.

     "Sponsor" means LIFE Financial Corporation, a Delaware corporation, or any successor entity resulting from any merger, consolidation, amalgamation or other business combination, in its capacity as sponsor of the Trust.

     "Super Majority" has the meaning set forth in Section 2.6(a)(ii).

     "10% in liquidation amount" means, with respect to the Trust Securities, except as provided in the terms of the Capital Securities or by the Trust Indenture Act, Holder(s) of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

     "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

     "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

     "Underwriting Agreement" means the Underwriting Agreement among the Sponsor, the Trust and Keefe, Bruyette & Woods, Inc., as underwriter, in connection with the Public Offering of the Capital Securities.

                                  ARTICLE II
                              TRUST INDENTURE ACT

     SECTION 2.1.     Trust Indenture Act; Application.
     -----------

     (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and, to the extent applicable, shall be governed by such provisions.

     (b) The Property Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture Act.

     (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

     (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

     SECTION 2.2.     Lists of Holders of Securities.
     -----------

     (a) Each of the Sponsor and the Administrators on behalf of the Trust shall provide the Property Trustee, unless the Property Trustee is Registrar for the Securities (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders ("List of Holders") as of such record date, provided that neither the Sponsor nor the Administrators on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Administrators on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders by a Holder for a purpose reasonably related to the Holder's interest as a Holder, as of a date no more than 14 days before such List of Holders is given to the Property Trustee. The determination of what constitutes a purpose reasonably related to the Holder's interest as a Holder shall be in the sole discretion of the Administrators. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity), provided that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

     (b) The Property Trustee shall comply with its obligations under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

     SECTION 2.3.     Reports by the Property Trustee.
     -----------

     Within 60 days after May 15 of each year, commencing May 15, 1998, the Property Trustee shall provide to the Holders of the Capital Securities such reports as are required by Section 313(a) of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the other requirements of Section 313 of the Trust Indenture Act. The Sponsor shall promptly notify the Property Trustee if and when the Capital Securities are listed on any stock exchange.

     SECTION 2.4.     Periodic Reports to Property Trustee.
     -----------

     Each of the Sponsor and the Administrators on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as are required by Section 314 (if any) and the compliance certificate required by
Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314(a)(4) of the Trust Indenture Act, such compliance certificate to be delivered annually on or before 120 days after the end of each fiscal year of the Sponsor; provided, that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Property Trustee within 15 days after the same is required to be filed with the Commission.

     Delivery of such reports, information and documents to the Property Trustee is for informational purposes only and the Property Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Trust's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer's Certificates).

     SECTION 2.5.     Evidence of Compliance with Conditions Precedent.
     -----------

     Each of the Sponsor and the Administrators on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c) (1) of the Trust Indenture Act may be given in the form of an Officer's Certificate.

     SECTION 2.6.     Events of Default; Waiver.
     -----------

     (a) The Holders of a Majority in liquidation amount of Capital Securities may, by vote, on behalf of the Holders of all of the Capital Securities, waive any past Event of Default in respect of the Capital Securities and its consequences, provided that, if the underlying Event of Default under the
Indenture:

          (i) is not waivable under the Indenture, the Event of Default under the Declaration shall also not be waivable; or

          (ii) requires the consent or vote of greater than a majority in aggregate principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in aggregate liquidation amount of the Capital Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

     The foregoing provisions of this Section 2.6(a) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Capital Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Capital Securities or impair any right consequent thereon. Any waiver by the Holders of the Capital Securities of an Event of Default with respect to the Capital Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote or consent of the Holders of the Common Securities.

     The Holders of a Majority in liquidation amount of the Capital Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee or to direct the exercise of any trust or power conferred upon the Property Trustee, including the right to direct the Property Trustee to exercise the remedies available to it as a holder of the Debentures; provided, however, that (subject to the provisions of Section 3.9) the Property Trustee shall have the right to decline to follow any such direction if the Property Trustee, upon the advice of counsel, shall determine that the action so directed would be unjustly prejudicial to the Holders not taking part in such direction or if the Property Trustee, upon the advice of counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Property Trustee, in good faith, by its board of directors or trustees, executive committee, or a trust committee of directors or trustees, and/or Responsible Officers, shall determine that the action or proceeding so directed would involve the Property Trustee in personal liability.

     (b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

          (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration shall also not be waivable; or

          (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this
Section 2.6(b), the Event of Default under the

Declaration may only be waived by the vote of the Holders of at least the proportion in aggregate liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding; provided further, each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences if all Events of Default with respect to the Capital Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Capital Securities and only the Holders of the Capital Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The foregoing provisions of this
Section 2.6(b) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

     (c) A waiver of an Event of Default under the Indenture by the Property Trustee, at the direction of the Holders of the Capital Securities, constitutes a waiver of the corresponding Event of Default under this Declaration. The foregoing provisions of this Section 2.6(c) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

     SECTION 2.7.     Event of Default; Notice.
     -----------

     (a) The Property Trustee, within 90 days after the occurrence of an Event of Default, shall transmit by mail, first class postage prepaid, to the Holders notice of all defaults with respect to the Securities actually known to a Responsible Officer of the Property Trustee, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.7(a) being hereby defined to be an Event of Default as defined in the Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders.

     (b) The Property Trustee shall not be deemed to have knowledge of any default except:

          (i) a default under Sections 5.1(a) and 5.1(b) of the Indenture; or

          (ii) any default as to which the Property Trustee shall have received written notice or of which a Responsible Officer of the Property Trustee charged with the administration of the Declaration shall have actual knowledge.

     (c) Within ten Business Days after the occurrence of any Event of Default actually known to the Sponsor, the Sponsor shall transmit notice of such Event of Default to the holders of the Capital Securities, the Administrators and the Property Trustee, unless such Event of Default shall have been cured or waived. The Sponsor and the Administrators shall file annually with the Property Trustee a certification as to whether or not they are in compliance with all the conditions and covenants applicable to them under this Declaration.

                                  ARTICLE III
                                 ORGANIZATION

     SECTION 3.1.     Name.
     -----------

     The Trust is named "LIFE Financial Capital Trust" as such name may be modified from time to time by the Administrators following written notice to the Holders of Securities and the Trustees. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrators.

     SECTION 3.2.     Office.
     -----------

     The address of the principal office of the Trust is c/o LIFE Financial Corporation, 10540 North Magnolia Avenue, Unit B, Riverside, California 92505. On ten Business Days written notice to the Holders of Securities and the Trustees, the Administrators may designate another principal office.

     SECTION 3.3.     Purpose.
     -----------

     The exclusive purposes and functions of the Trust are (a) to issue and sell the Securities, (b) use the proceeds from the sale of the Securities to acquire the Debentures, and (c) except as otherwise limited herein, to engage in only those other activities necessary, advisable or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, mortgage or pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

     SECTION 3.4.     Authority.
     -----------

     Except as specifically provided in this Declaration, the Administrators and the Property Trustee shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by a Property Trustee or an Administrator in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees or the Administrators acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees or the Administrators to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration. The Administrators shall have only those ministerial duties set forth herein with respect to accomplishing the purposes of the Trust and are not intended to be trustees or fiduciaries with respect to the Trust or the Holders of Securities. The Property Trustee shall have the right, but shall not be obligated except as provided in Section 3.8, to perform those duties assigned to the Administrators.

     SECTION 3.5.     Title to Property of the Trust.
     -----------

     Except as provided in Section 3.8 with respect to the Debentures and the Property Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

     SECTION 3.6.     Powers and Duties of the Administrators.
     -----------

     The Administrators shall have the power, duty and authority to cause the Trust to engage in the following activities:

     (a) to issue and sell the Securities in accordance with this Declaration; provided, however, that (i) the Trust may issue no more than one series of Capital Securities (as contemplated in Section 7.1(a)) and no more than one series of Common Securities, (ii) there shall be no interests in the Trust other than the Securities, and (iii) the issuance of Securities shall be limited to a simultaneous issuance of Capital Securities and Common Securities at the Closing Time;

     (b) in connection with the issue and sale of the Capital Securities, at the direction of and to the extent so directed by the Sponsor, to:

          (i) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Capital Securities in any State in which the Sponsor has determined to qualify or register such Capital Securities for sale;

          (ii) at the direction of the Sponsor, execute and file an application, prepared by the Sponsor, to the New York Stock Exchange or any other national stock exchange or the National Market System of the Nasdaq Stock Market for listing or quotation of the Capital Securities;

          (iii) execute and deliver letters, documents, or instruments with DTC and other Clearing Agencies relating to the Capital Securities;

          (iv) if required, execute and file with the Commission a registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor, relating to the registration of the Capital Securities under the Exchange Act;

          (v) execute and enter into the Common Securities Subscription Agreement providing for the purchase from the Trust of the Common Securities;

          (vi) execute and enter into the Debenture Subscription Agreement providing for the Trust to purchase the Debentures from the Debenture Issuer; and

          (vi) execute and enter into the Capital Security Guarantee on behalf of the Trust.

     (c) to acquire the Debentures with the proceeds of the sale of the Capital Securities and the Common Securities; provided, however, that the Administrators shall cause legal title to the Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders;

     (d) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Special Event;

     (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and conversions, and to issue relevant notices to the Holders of Capital Securities and Holders of Common Securities as to such actions and applicable record dates;

     (f) to take all actions and perform such duties as may be required of the Administrators pursuant to the terms of this Declaration or the Securities;

     (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Property Trustee has the exclusive power to bring such Legal Action;

     (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors and consultants and pay reasonable compensation for such services;

     (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

     (j) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Administrator;

     (k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

     (l) to act as, or appoint another Person to act as, Registrar and Conversion Agent for the Securities or to appoint a Paying Agent for the Securities as provided in Section 7.5 except for such time as such power to appoint a Paying Agent is vested in the Property Trustee;

     (m) to give prompt written notice to the Property Trustee and to Holders of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Indenture;

     (n) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

     (o) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Securities or to enable the Trust to effect the purposes for which the Trust was created;

     (p) to take any action, not inconsistent with this Declaration or with applicable law, that the Administrators determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

          (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

          (ii) causing the Trust to be classified for United States federal income tax purposes as a grantor trust; and

          (iii) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes.

     (q)  to take all action necessary to consummate the Public Offering; and

     (r) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Administrators, on behalf of the Trust.

     The Administrators must exercise the powers set forth in this Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Administrators shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

     Subject to this Section 3.6, the Administrators shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8.

     Any expenses incurred by the Administrators pursuant to this Section 3.6 shall be reimbursed by the Debenture Issuer.

     In addition to the powers set forth above, the Administrators may from time to time designate committees of the Administrators, with such lawfully delegable powers and duties as the Administrators thereby confer, to serve at the pleasure of the Administrators.

     SECTION 3.7.  Prohibition of Actions by the Trust, the Trustees and the
     -----------
     Administrators.

     (a) The Trust shall not, and the Trustees (including the Property Trustee) and the Administrators shall not, engage in any activity other than as required or authorized by this Declaration. The Trust shall not:

          (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders pursuant to the terms of this Declaration and of the Securities;

          (ii)    acquire any assets other than as expressly provided herein;

          (iii)   possess Trust property for other than a Trust purpose;

          (iv) make any loans or incur any indebtedness other than loans represented by the Debentures;

          (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

          (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

          (vii) other than as provided in this Declaration or Annex I, (A) direct the time, method and place of conducting any proceeding with respect to any remedy available to the Debenture Trustee, or exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters to the effect that such modification will not affect the Trust's status as a grantor trust for United States federal income tax purposes.

     SECTION 3.8.  Powers and Duties of the Property Trustee.
     -----------

     (a) The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Holders. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

     (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Administrators or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

     (c)  The Property Trustee shall:

          (i) establish and maintain a segregated non-interest bearing trust account (the "Property Trustee Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders and, upon the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Trustee Account and make payments to the Holders of the Capital Securities and Holders of the Common Securities from the Property Trustee Account in accordance with Section 6.1. Funds in the Property Trustee Account shall be held uninvested until disbursed in accordance with this Declaration. The Property Trustee Account shall be an account that is maintained with a banking institution that is at least in compliance with the capital requirements of regulatory authority regulating such institution;

          (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Capital Securities and the Common Securities to the extent the Debentures are redeemed or mature or the conversion of Capital Securities to the extent the Capital Securities are converted into Common Stock; and

          (iii) upon written notice of distribution issued by the Administrators in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities upon the occurrence of certain events.

     (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Securities.

     (e) Subject to Section 3.9(a), the Property Trustee may take any Legal Action which arises out of or in connection with an Event of Default of which a Responsible Officer of the Property Trustee has actual knowledge or the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act and if such Property Trustee shall have failed to take such Legal Action, the Holders of the Capital Securities may, to the fullest extent permitted by law, take such Legal Action, to the same extent as if such Holders of Capital Securities held an aggregate principal amount of Debentures equal to the aggregate liquidation amount of such Capital Securities, without first proceeding against the Property Trustee or the Trust; provided however, that if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay the principal of or premium, if any, or interest on the Debentures on the date such principal, premium, if any, or interest is otherwise payable (or in the case of prepayment, on the prepayment date), then a Holder of Capital Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or premium, if any, or interest on the Debentures having a principal amount equal to the aggregate liquidation amount of the Capital Securities of such Holder (a "Direct Action") on or after the respective due date specified in the Debentures. In connection with such Direct Action, the rights of the Holders of the Common Securities will be subrogated to the rights of such Holder of Capital Securities to the extent of any payment made by the Debenture Issuer to such Holder of Capital Securities in such Direct Action. Except as provided in the preceding sentences, the Holders of Capital Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

     (f)  The Property Trustee shall not resign as a Trustee unless either:

          (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders pursuant to the terms of the Securities; or

          (ii) a successor property trustee possessing the qualifications to act as Property Trustee under Section 5.3 (a "Successor Property Trustee") has been appointed and has accepted that appointment in accordance with Section 5.6.

     (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default actually known to a Responsible Officer of the Property Trustee occurs and is continuing, the Property Trustee, for the benefit of Holders, shall enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Securities.

     (h) The Property Trustee shall be authorized to undertake any actions set forth in Section 317(a) of the Trust Indenture Act.

     (i) For such time as the Property Trustee is the Paying Agent, the Property Trustee may authorize one or more Persons to act as additional Paying Agents and to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any such additional Paying Agent may be removed by the Property Trustee at any time the Property Trustee remains as Paying Agent and a successor Paying Agent or additional Paying Agents may be (but are not required to be) appointed at any time by the Property Trustee while the Property Trustee is so acting as Paying Agent.

     (j) The Property Trustee shall have the power and authority to act with respect to any of the duties, liabilities, powers or the authority of the Administrators set forth in Sections 3.6(b)(ii),

(m) or (o), but shall not have a duty to do any such act unless specifically directed to do so in writing by the Sponsor and then shall be fully protected in acting pursuant to such direction. In the event of a conflict between the action of the Administrators and the action of the Property Trustee, the action of the Property Trustee shall prevail.

     The Property Trustee must exercise the powers set forth in this Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

     SECTION 3.9.  Certain Additional Duties and Responsibilities of the
     -----------

     Property Trustee.

     (a) The Property Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and in the Securities and no implied covenants shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer of the Property Trustee has actual knowledge, the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

     (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                  (A) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Declaration and in the Securities and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration and in the Securities, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

                  (B) in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; provided, however, that in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

          (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts upon which such judgment was made;

          (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

          (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or indemnity reasonably satisfactory to the Property Trustee against such risk or liability is not reasonably assured to it;

          (v) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Property Trustee Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act;

          (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

          (vii) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Trustee Account maintained by the Property Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

          (viii) the Property Trustee shall not be responsible for monitoring the compliance by the Administrators or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for any default or misconduct of the Administrators or the Sponsor.

     SECTION 3.10. Certain Rights of the Property Trustee.
     ------------

     (a)  Subject to the provisions of Section 3.9:

          (i) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

          (ii) any direction or act of the Sponsor or the Administrators contemplated by this Declaration may be sufficiently evidenced by an Officer's Certificate;

          (iii) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed), in the absence of bad faith on its part, may request and conclusively rely upon an Officer's Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Administrators;

          (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

          (v) the Property Trustee may consult with counsel or other experts of its selection and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

          (vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee security and indemnity, reasonably satisfactory to the Property Trustee, against the costs, expenses (including reasonable attorney's fees and expenses and the expenses of the Property Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee; provided, that, nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

          (vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

          (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustees' or its agent's taking such action;

          (x) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in conclusively relying on or acting in accordance with such instructions;

          (xi) except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration; and

          (xii) the Property Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith, without negligence, and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Declaration.

     (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

     SECTION 3.11. Delaware Trustee.
     ------------

     Notwithstanding any other provision of this Declaration other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the Administrators or the Property Trustee described in this Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act.

     SECTION 3.12. Not Responsible for Recitals or Issuance of Securities.
     ------------

     The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and none of the Trustees or the Administrators assume any responsibility for their correctness. None of the Trustees or the Administrators make any representations as to the value or condition of the property of the Trust or any part thereof. None of the Trustees or the Administrators make any representations as to the validity or sufficiency of this Declaration, the Debentures or the Securities.

     SECTION 3.13. Duration of Trust.
     ------------

     The Trust, unless dissolved pursuant to the provisions of Article VIII hereof, shall have existence up to [_____________, 2028].

     SECTION 3.14. Mergers.
     ------------

     (a) The Trust may not merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any Person, except as described in Section 3.14(b) and (c) and Section 3 of Annex I.

     (b) The Trust may, at the request of the Sponsor, as Holder of the Common Securities, and without the consent of the Holders of the Capital Securities, the Delaware Trustee or the Property Trustee, merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to, a trust organized as such under the laws of any State; provided that:

          (i) if the Trust is not the surviving entity, such successor entity (the "Successor Entity") either:

                  (A) expressly assumes all of the obligations of the Trust under the Securities; or

                  (B) substitutes for the Securities other securities having substantially the same terms as the Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise;

          (ii) the Sponsor expressly appoints a trustee of the Successor Entity that possesses the same powers and duties as the Property Trustee as the Holder of the Debentures;

          (iii) the Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with another organization on which the Capital Securities are then listed or quoted, if any;

          (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders (including any Successor Securities) in any material respect (other than with respect to any dilution of such Holders' interests in the new entity);

          (v) such Successor Entity has a purpose substantially identical to that of the Trust;

          (vi) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Sponsor has received an opinion of an independent counsel to the Trust experienced in such matters to the effect that:

                  (A) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interests in the new entity); and

                  (B) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

          (vii) the Sponsor or any permitted successor or assignee owns all of the common securities of such Successor Entity and guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Capital Securities Guarantee and the Common Securities Guarantee.

     (c) Notwithstanding Section 3.14(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to, any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or the Successor Entity not to be classified as a grantor trust for United States federal income tax purposes or result in the Holders recognizing any gain or loss for federal income tax purposes.

                                   ARTICLE IV
                                    SPONSOR

     SECTION 4.1.  Sponsor's Purchase of Common Securities.
     -----------

     At the Closing Time, the Sponsor will purchase all of the Common Securities then issued by the Trust, in an amount equal to approximately, but not less than, 3% of the capital of the Trust, at the same time as the Capital Securities are issued and sold.

     SECTION 4.2.  Responsibilities of the Sponsor.
     -----------

     In connection with the issue and sale of the Capital Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

     (a) to prepare one or more prospectuses (each a "Prospectus") in preliminary and final form, in relation to the offering and sale of Capital Securities in the Public Offering, and to execute and file with the Commission, the Registration Statement, including any amendments thereto;

     (b) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Capital Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

     (c) if deemed necessary or advisable by the Sponsor, to prepare for filing by the Trust an application to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing or quotation of the Capital Securities;

     (d) to prepare for filing by the Trust with the Commission a registration statement on Form 8-A (if necessary) relating to the registration of the Capital Securities under Section 12(b) or 12(g), as appropriate, of the Exchange Act, including any amendments thereto; and

     (e) to negotiate the terms of and execute the Underwriting Agreement in connection with the Public Offering, and other agreements, documents and instruments providing for the sale of the Capital Securities.

     SECTION 4.3.  Right to Proceed.
     -----------

     The Sponsor acknowledges the rights of the Holders of Capital Securities, in the event that a failure of the Trust to pay Distributions on the Capital Securities is attributable to the failure of the Company to pay interest or principal on the Debentures, to institute a Direct Action against the Debenture Issuer for enforcement of its payment obligations on the Debentures.

                                   ARTICLE V
                          TRUSTEES AND ADMINISTRATORS

     SECTION 5.1.  Number of Trustees and Administrators; Appointment of Co-
     -----------

     Trustee.

     The number of Trustees initially shall be two (2) and the number of Administrators initially shall be two (2), and:

     (a) at any time before the issuance of any Securities, the Sponsor, by written instrument, may increase or decrease the number of Trustees and Administrators; and

     (b) after the issuance of any Securities, the number of Trustees and Administrators may be increased or decreased by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; provided, however, that, the number of Trustees shall in no event be less than two (2); and provided further that (1) one Trustee, in the case of a natural person, shall be a person who is a resident of the State of Delaware or that, if not a natural person, is an entity which has its principal place of business in the State of Delaware and is capable of acting in such position pursuant to Section 3807 of the Business Trust Act; (2) there shall be at least one administrator who is an employee or officer of, or is affiliated with the Sponsor (an "Administrator"); and (3) one Trustee shall be the Property Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements. Notwithstanding the above, unless an Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust's property may at the time be located, the Holders of a Majority in liquidation amount of the Common Securities acting as a class at a meeting of the Holders of the Common Securities, and the Administrators shall have power to appoint one or more persons either to act as a co-trustee, jointly with the Property Trustee, of all or any part of the Trust's property, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such person or persons in such capacity any property, title, right or power deemed necessary or desirable, subject to the provisions of this Declaration. In case an Event of Default has occurred and is continuing, the Property Trustee alone shall have power to make any such appointment of a co-trustee.

     (c) Effective as of the date of this Declaration, without any further action by any Person, the Initial Trustee shall cease to be a trustee of the Trust and the only trustees of the Trust shall be the Trustees, as their number may increase or decrease from time to time in accordance with the provisions of this Declaration.

     SECTION 5.2.  Delaware Trustee.
     -----------

     If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be:

     (a)  a natural person who is a resident of the State of Delaware; or

     (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law, provided that, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and
Section 3.11 shall have no application.

     (c)  The initial Delaware Trustee shall be:

                  Delaware Trust Capital Management
                  3 Beaver Valley Road, FC 5-4-2-6
                  Wilmington, Delaware 19803
                  Attention:  Corporate Trust Administration

     SECTION 5.3.  Property Trustee; Eligibility.
     -----------

     (a) There shall at all times be one Trustee (the "Property Trustee") which shall act as Property Trustee which shall:

          (i)     not be an Affiliate of the Sponsor; and

          (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least __ million U.S. dollars ($__________), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

     (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 5.6(c).

     (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act, subject to the penultimate paragraph thereof.

     (d) The Capital Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

     (e)  The initial Property Trustee shall be:

                  State Street Bank and Trust Company
                  Two International Place
                  Boston, Massachusetts 02110
                  Attention:  Corporate Trust Administration

     SECTION 5.4.  Certain Qualifications of Administrators and Delaware
     -----------

     Trustee Generally.

     Each Administrator and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

     SECTION 5.5.  Administrators.
     -----------

     The initial Administrators shall be:
          Daniel L. Perl and L. Bruce Mills, Jr.
          LIFE Financial Corporation
          10540 North Magnolia Avenue, Unit B
          Riverside, California 92505

     (a) Except as expressly set forth in this Declaration and except if a meeting of the Administrators is called with respect to any matter over which the Administrators have power to act, any power of the Administrators may be exercised by, or with the consent of, any one such Administrator.

     (b) Except as otherwise required by the Business Trust Act or applicable law, any Administrator is authorized to execute on behalf of the Trust any documents which the Administrators have the power and authority to cause the Trust to execute pursuant to Section 3.6.

     SECTION 5.6.  Appointment, Removal and Resignation of Trustees and
     -----------

     Administrators.

     (a) Subject to Section 5.6(b) of this Declaration and to Section 7(b) of Annex I hereto, the Trustees and Administrators may be appointed or removed without cause at any time:

          (i) until the issuance of any Securities, by written instrument executed by the Sponsor;

          (ii) unless an Event of Default shall have occurred and be continuing after the issuance of any Securities and, with respect to any Administrator, at any time after the issuance of any Securities, by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; and

          (iii) if an Event of Default shall have occurred and be continuing after the issuance of the Securities, with respect to the Property Trustee or the Delaware Trustee, by vote of Holders of a Majority in liquidation amount of the Capital Securities voting as a class at a meeting of Holders of the Capital Securities.

          (iv) In no event will the Holders of the Capital Securities have the right to vote to appoint, remove or replace the Administrators, which voting rights are vested exclusively in the Holders of the Common Securities.

     (b)  (i)     The Trustee that acts as Property Trustee shall not be
removed in accordance with Section 5.6(a) until a Successor Property Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Administrators and the Sponsor; and

          (ii) the Trustee that acts as Delaware Trustee shall not be removed in accordance with this Section 5.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Administrators and the Sponsor.

     (c) A Trustee or Administrator appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee or Administrator may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee or the Administrator, as the case may be, and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

          (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

                  (A) until a Successor Property Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

                  (B) until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the Holders of the Securities; and

          (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

     (d) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Property Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.6.

     (e) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section 5.6 within 60 days after delivery of an instrument of resignation or removal, the Property Trustee or Delaware Trustee resigning or being removed, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

     (f) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

     SECTION 5.7.  Vacancies Among Trustees and Administrators.
     -----------

     If a Trustee or Administrator ceases to hold office for any reason and the number of Trustees or Administrators, as the case may be, is not reduced pursuant to Section 5.1, or if the number of Trustees or Administrators, as the case may be, is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Administrators or, if there are more than two, a majority of the Administrators, shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.6.

     SECTION 5.8.  Effect of Vacancies.
     -----------

     The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee or an Administrator shall not operate to dissolve, terminate or annul the Trust. Whenever a vacancy in the number of Administrators shall occur, until such vacancy is filled by the appointment of an Administrator in accordance with
Section 5.6, the Administrators in office, regardless of their number, shall have all the powers granted to the Administrators and shall discharge all the duties imposed upon the Administrators by this Declaration.

     SECTION 5.9.  Meetings.
     -----------

     If there is more than one Administrator, meetings of the Administrators shall be held from time to time upon the call of any Administrator. Regular meetings of the Administrators may be held at a time and place fixed by resolution of the Administrators. Notice of any in-person meetings of the Administrators shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of an Administrator at a meeting shall constitute a waiver of notice of such meeting except where an Administrator attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Administrators may be taken at a meeting by vote of a majority of the Administrators present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Administrators. In the event there is only one Administrator, any and all action of such Administrator shall be evidenced by a written consent of such Administrator.

     SECTION 5.10.  Delegation of Power.
     ------------

     (a) Any Administrator may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6.

     (b) The Trustees and Administrators shall have power to delegate from time to time to such of their number or to such of the other Administrators, as the case may be, or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or Administrators, as the case may be, or otherwise as the Trustees or Administrators, as the case may be, may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

     SECTION 5.11.  Merger, Conversion, Consolidation or Succession to
     ------------
Business.

     Any Person into which the Property Trustee or the Delaware Trustee or any Administrator that is not a natural person, as the case may be, may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Property Trustee, the Delaware Trustee or the Administrator, as the case may be, shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Property Trustee, the Delaware Trustee or the Administrator, as the case may be, shall be the successor of the Property Trustee, the Delaware Trustee or the Administrator, as the case may be, hereunder, provided such Person shall be otherwise qualified and eligible under this Article and applicable law, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                  ARTICLE VI
                                 DISTRIBUTIONS

     SECTION 6.1.   Distributions.
     -----------

     Holders shall receive Distributions in accordance with the applicable terms of the relevant Holders' Securities. If and to the extent that the Debenture Issuer makes a payment of interest (including Compounded Interest (as defined in the Indenture) and Additional Interest (as defined in the Indenture)), premium and/or principal on the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders in accordance with the respective term of the Securities held by them.

                                  ARTICLE VII
                            ISSUANCE OF SECURITIES

     SECTION 7.1.   General Provisions Regarding Securities.
     -----------

     (a) The Administrators shall on behalf of the Trust issue one class of ____% Convertible Trust Preferred Securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Capital Securities") and one class of __% Convertible Trust Common Securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Common Securities"). The Trust shall issue no securities or other interests in the assets of the Trust other than the Securities.

     (b) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

     (c) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable.

     (d) Every Person, by virtue of having become a Holder or a Capital Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

     SECTION 7.2.   Execution and Authentication.
     -----------

     (a) The Securities shall be signed on behalf of the Trust by an Administrator. In case any Administrator who shall have signed any of the Securities shall cease to be such Administrator before the Securities so signed shall be delivered by the Trust, such Securities nevertheless may be delivered as though the Person who signed such Securities had not ceased to be such Administrator; and any Securities may be signed on behalf of the Trust by such Persons who, at the actual date of execution of such Security, shall be the Administrators of the Trust, although at the date of the execution and delivery of the Declaration any such Person was not such an Administrator.

     (b) One Administrator shall sign the Capital Securities for the Trust by manual or facsimile signature. Unless otherwise determined by the Trust, such signature shall, in the case of Common Securities, be a manual signature.

     (c) A Capital Security shall not be valid until authenticated by the manual signature of an authorized officer of the Property Trustee. The signature shall be conclusive evidence that the Capital Security has been authenticated under this Declaration.

     (d) Upon a written order of the Trust signed by one Administrator, the Property Trustee shall authenticate the Capital Securities for original issue. The aggregate number of Capital Securities outstanding at any time shall not exceed the number set forth in the Terms in Annex I hereto except as provided in
Section 7.7.

     (e) The Property Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Capital Securities. An authenticating agent may authenticate Capital Securities whenever the Property Trustee may do so. Each reference in this Declaration to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee to deal with the Sponsor or an Affiliate.

     SECTION 7.3.   Form and Dating.
     -----------

     The Capital Securities and the Property Trustee's certificate of authentication shall be substantially in the form of Exhibit A-1 and the Common Securities shall be substantially in the form of Exhibit B-1, each of which is hereby incorporated in and expressly made a part of this Declaration. Certificates representing the Securities may be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrators, as evidenced by their execution thereof. The Securities may have letters, CUSIP or other numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange rule, agreements to which the Trust is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Trust). The Trust at the direction of the Sponsor shall furnish any such legend not contained in Exhibit A-1 to the Property Trustee in writing. Each Capital Security shall be dated the date of its authentication. The terms and provisions of the Securities set forth in Annex I and the forms of Securities set forth in Exhibits A-1 and B-1 are part of the terms of this Declaration and to the extent applicable, the Property Trustee and the Sponsor, by their execution and delivery of this Declaration, expressly agree to such terms and provisions and to be bound thereby.

     (a) Global Securities. Unless otherwise specified in the terms of the Capital Securities, the Capital Securities issued in the Public Offering shall be issued in the form of one or more, permanent global Securities in definitive, fully registered form without distribution coupons with the global legends set forth in Exhibit A-1 hereto (each a "Global Capital Security"), which shall be deposited on behalf of the purchasers of the Capital Securities represented thereby with the Property Trustee, at its Boston office, as custodian for the Clearing Agency, and registered in the name of the Clearing Agency or a nominee of the Clearing Agency, duly executed by the Trust and authenticated by the Property Trustee as hereinafter provided. The Trust at the direction of the Sponsor shall furnish any such legend not contained in Exhibit A-1 to the Property Trustee in writing. The number of Capital Securities represented by a Global Capital Security may from time to time be increased or decreased by adjustments made on the records of the Property Trustee and the Clearing Agency or its nominee as hereinafter provided.

     (b) Book-Entry Provisions. This Section 7.3(b) shall apply only to the Global Capital Securities and such other Capital Securities in global form as may be authorized by the Trust to be deposited with or on behalf of the Clearing Agency.

     The Trust shall execute and the Property Trustee shall, in accordance with
Section 7.2, authenticate and make available for delivery initially one or more Global Capital Securities that (i) shall be registered in the name of Cede & Co. or other nominee of such Clearing Agency and (ii) shall be delivered by the Property Trustee to such Clearing Agency or pursuant to such Clearing Agency's written instructions or held by the Property Trustee as custodian for the Clearing Agency.

     Members of, or participants in, the Clearing Agency ("Participants") shall have no rights under this Declaration with respect to any Global Capital Security held on their behalf by the Clearing Agency or by the Property Trustee as the custodian of the Clearing Agency or under such Global Capital Security, and the Clearing Agency may be treated by the Trust, the Property Trustee and any agent of the Trust or the Property Trustee as the absolute owner of such Global Capital Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Trust, the Property Trustee or any agent of the Trust or the Property Trustee from giving effect to any written certification, proxy or other authorization furnished by the Clearing Agency or impair, as between the Clearing Agency and its Participants, the operation of customary practices of such Clearing Agency governing the exercise of the rights of a holder of a beneficial interest in any Global Capital Security.

     SECTION 7.4.   Definitive Capital Securities.
     -----------

     Except as provided in this Section 7.4, owners of beneficial interests in a Global Capital Security will not be entitled to receive physical delivery of certificated Capital Securities ("Definitive Capital Securities").

     (a) A Global Capital Security deposited with the Clearing Agency or with the Property Trustee as custodian for the Clearing Agency pursuant to Section
7.3 shall be transferred to the beneficial owners thereof in the form of Definitive Capital Securities only if such transfer complies with Section 9.2 and (i) the Clearing Agency notifies the Sponsor that it is unwilling or unable to continue as Clearing Agency for such Global Capital Security or if at any time such Clearing Agency ceases to be a "clearing agency" registered under the Exchange Act and a clearing agency is not appointed by the Sponsor within 90 days of such notice or within 90 days after the Sponsor becomes aware of such non-registration, (ii) a Default or an Event of Default has occurred and is continuing or (iii) the Trust at its sole discretion elects to cause the issuance of Definitive Capital Securities.

     (b) Any Global Capital Security that is transferable to the beneficial owners thereof in the form of Definitive Capital Securities pursuant to this
Section 7.4 shall be surrendered by the Clearing Agency to the Property Trustee located in ________________________, to be so transferred, in whole or from time to time in part, without charge, and the Property Trustee shall authenticate and make available for delivery, upon such transfer of each portion of such Global Capital Security, an equal aggregate liquidation amount of Securities in the form of Definitive

Capital Securities. Any portion of a Global Capital Security transferred pursuant to this Section shall be registered in such names as the Clearing Agency shall direct.

     (c) Subject to the provisions of Section 7.4(b), the Holder of a Global Capital Security may grant proxies and otherwise authorize any person, including Participants and persons that may hold interests through Participants, to take any action which such Holder is entitled to take under this Declaration or the Securities.

     (d)  In the event of the occurrence of any of the events specified in
Section 7.4(a), the Trust will promptly make available to the Property Trustee a reasonable supply of Definitive Capital Securities in fully registered form without distribution coupons.

     SECTION 7.5.   Registrar, Paying Agent and Conversion Agent.
     -----------

     The Trust shall maintain in ___________________________________________,
(i) an office or agency where Capital Securities may be presented for registration of transfer ("Registrar"), (ii) an office or agency where Capital Securities may be presented for payment ("Paying Agent") and (iii) an office or agency where Securities may be presented for conversion ("Conversion Agent"). The Registrar shall keep a register of the Capital Securities and of their transfer. Subject to Section 3.8(i), the Trust may appoint the Registrar, the Paying Agent and the Conversion Agent and may appoint one or more co-registrars, one or more additional paying agents and one or more additional conversion agents in such other locations as it shall determine. The term "Registrar" includes any additional registrar, "Paying Agent" includes any additional paying agent and the term "Conversion Agent" includes any additional conversion agent. Subject to Section 3.8(i), the Trust may change any Paying Agent, Registrar, co-registrar or Conversion Agent without prior notice to any Holder. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days written notice to the Trustees and the Administrators. The Trust shall notify the Property Trustee of the name and address of any Agent not a party to this Declaration. If the Trust fails to appoint or maintain another entity as Registrar, Paying Agent or Conversion Agent, the Property Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent, Registrar or Conversion Agent. The Trust shall act as Paying Agent, Registrar, co-registrar and Conversion Agent for the Common Securities.

     The Trust initially appoints the Property Trustee as Registrar, Paying Agent and Conversion Agent for the Capital Securities.

     SECTION 7.6.   Paying Agent to Hold Money in Trust.
     -----------

     The Trust shall require each Paying Agent other than the Property Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Property Trustee all money held by the Paying Agent for the payment of liquidation amounts or Distributions on the Securities, and will notify the Property Trustee if there are insufficient funds for such purpose. While any such insufficiency continues, the Property Trustee may require a Paying Agent to pay all money held by it to the Property Trustee. The Trust at any time may require a Paying Agent to pay all money held by it to the Property Trustee and to account for any money disbursed by it. Upon payment over to the Property Trustee, the Paying Agent (if other than the Trust or an Affiliate of the Trust) shall have no further liability for the money. If the Trust or the Sponsor or an Affiliate of the Trust or the Sponsor acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

     SECTION 7.7.   Replacement Securities.
     -----------

     If a Holder claims that a Security owned by it has been lost, destroyed or wrongfully taken or if such Security is mutilated and is surrendered to the Trust or in the case of the Capital Securities to the Property Trustee, the Trust shall issue and the Property Trustee shall authenticate a replacement Security if the Property Trustee's and the Trust's requirements, as the case may be, are met. At the request of the Property Trustee or the Sponsor, an indemnity bond may be required from the Holder which, in the judgment of the Property Trustee, is sufficient to protect the Trustees, the Administrators, the Sponsor or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Trust may charge such Holder for its expenses in replacing a Security.

     Every replacement Security is an additional beneficial interest in the Trust.

     SECTION 7.8.   Outstanding Capital Securities.
     -----------

     The Capital Securities outstanding at any time are all the Capital Securities authenticated by the Property Trustee except for those canceled by it, those delivered to it for cancellation, and those described in this Section as not outstanding.

     If a Capital Security is replaced or purchased pursuant to Section 7.7 hereof, it ceases to be outstanding unless the Property Trustee receives proof satisfactory to it that the replaced, paid or purchased Capital Security is held by a bona fide purchaser.

     If Capital Securities are considered paid in accordance with the terms of this Declaration, they cease to be outstanding and Distributions on them shall cease to accumulate.

     A Capital Security does not cease to be outstanding because one of the Trust, the Sponsor or an Affiliate of the Sponsor holds the Security.

     SECTION 7.9.   Capital Securities in Treasury.
     -----------

     In determining whether the Holders of the required amount of Securities have concurred in any direction, waiver or consent, Capital Securities owned by the Trust, the Sponsor or an Affiliate of the Sponsor, as the case may be, shall be disregarded and deemed not to be outstanding, except that for the purposes of determining whether the Property Trustee shall be fully protected in relying on any such direction, waiver or consent, only Securities which the Property Trustee actually knows are so owned shall be so disregarded.

     SECTION 7.10.  Temporary Securities.
     ------------

     Until Definitive Capital Securities are ready for delivery, the Trust may prepare and, in the case of the Capital Securities, the Property Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Trust considers appropriate for temporary Securities. Without unreasonable delay, the Trust shall prepare and, in the case of the Capital Securities, the Property Trustee shall authenticate definitive Securities in exchange for temporary Securities.

     SECTION 7.11.  Cancellation.
     ------------

     The Trust at any time may deliver Capital Securities to the Property Trustee for cancellation. The Registrar, Paying Agent and Conversion Agent shall forward to the Property Trustee any Capital Securities surrendered to them for registration of transfer, redemption, conversion, exchange or payment. The Property Trustee shall promptly cancel all Capital Securities, surrendered for registration of transfer, redemption, conversion, exchange, payment, replacement or cancellation and shall dispose of canceled Capital Securities as the Trust directs, provided that the Property Trustee shall not be obligated to destroy Capital Securities. The Trust may not issue new Capital Securities to replace Capital Securities that it has paid or that have been delivered to the Property Trustee for cancellation or that any holder has converted.

     SECTION 7.12.  CUSIP.
     ------------

     The Trust in issuing the Capital Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Property Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders of Capital Securities; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Capital Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Capital Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Sponsor will promptly notify the Property Trustee of any change in the CUSIP numbers.

                                 ARTICLE VIII
                     DISSOLUTION AND TERMINATION OF TRUST

     SECTION 8.1.   Dissolution and Termination of Trust.
     -----------

     (a)  The Trust shall dissolve:

          (i)   upon the bankruptcy of the Sponsor;

          (ii) upon the filing of a certificate of dissolution or liquidation or its equivalent with respect to the Sponsor; or the revocation of the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

          (iii) upon receipt by the Property Trustee of written notice from the Holder of the Common Securities directing the Property Trustee to dissolve the Trust (which direction is optional, and except as otherwise expressly provided below, within the discretion of the Holder of the Common Securities) and provided, further, that such direction (and the resulting distribution of a Like Amount of the Debentures as provided in Annex I hereto) is conditioned on
(x) the receipt by the Sponsor or the Trust, as the case requires, of any required regulatory approval, and (y) the Administrator's receipt of an opinion of a tax counsel experienced in such matters (a "No Recognition Opinion"), which opinion may rely on published rulings of the Internal Revenue Service, to the effect that the Holders will not recognize any gain or loss for United States federal income tax purposes as a result of the dissolution of the Trust (and the resulting distribution of Debentures);

          (iv) upon the entry of a decree of judicial dissolution of the Trust by a court of competent jurisdiction;

          (v) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities;

          (vi) upon the repayment of the Debentures or at such time as no Debentures are outstanding; or

          (vii) the expiration of the term of the Trust provided in Section
3.13.

     (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a) and after satisfaction of liabilities to creditors, and subject to the terms set forth in Annex I hereto, the Administrators (each of whom is hereby authorized to take such action) shall file a certificate of cancellation with the Secretary of State of the State of Delaware.

     (c) The provisions of Section 3.9 and Article X shall survive the termination of the Trust.

                                  ARTICLE IX
                             TRANSFER OF INTERESTS

     SECTION 9.1.   Transfer of Securities.
     -----------

     (a) Securities may only be transferred, in whole or in part, only in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. To the fullest extent permitted by law, any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

     (b) The Sponsor may not transfer the Common Securities, except to the extent pursuant to a transaction not prohibited by Article X of the Indenture.

     (c) The Administrators shall provide for the registration of Securities and of the transfer of Securities, which will be effected without charge but only upon payment (with such indemnity as the Administrators may require) in respect of any tax or other governmental charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Securities, the Administrators shall cause one or more new Securities to be issued in the name of the designated transferee or transferees. Every Security surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Administrators and the Registrar duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Security surrendered for registration of transfer shall be canceled by the Property Trustee in accordance with Section 7.11. A transferee of a Security shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Security. By acceptance of a Security, each transferee shall be deemed to have agreed to be bound by this Declaration.

     SECTION 9.2.   Transfer Procedures and Restrictions.
     -----------

     (a) Transfer and Exchange of Definitive Capital Securities. When Definitive Capital Securities are presented to the Registrar or co-Registrar:
(x) to register the transfer of such Definitive Capital Securities; or (y) to exchange such Definitive Capital Securities for an equal number of Definitive Capital Securities, the Registrar or co-registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Capital Securities surrendered for transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Administrators and the Registrar or co-registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

     (b) Restrictions on Transfer of a Definitive Capital Security for a Beneficial Interest in a Global Capital Security. A Definitive Capital Security may not be exchanged for a beneficial interest in a Global Capital Security except upon satisfaction of the requirements set forth below. Upon receipt by the Property Trustee of a Definitive Capital Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Registrar and the Administrators, together with written instructions directing the Property Trustee to make, or to direct the Clearing Agency to make, an adjustment on its books and records with respect to the appropriate Global Capital Security to reflect an increase in the number of the Capital Securities represented by such Global Capital Security, then the Property Trustee shall cancel such Definitive Capital Security and cause, or direct the Clearing Agency to cause, the aggregate number of Capital Securities represented by the appropriate Global Capital Security to be increased accordingly. If no Global Capital Securities are then outstanding, the Trust shall issue and the Property Trustee shall authenticate, upon written order of any Administrator, an appropriate number of Capital Securities in global form.

     (c) Transfer and Exchange of Global Capital Securities. Subject to Section 9.02(f), the transfer and exchange of Global Capital Securities or beneficial interests therein shall be effected through the Clearing Agency, in accordance with this Declaration (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Clearing Agency therefor.

     (d) Transfer of a Beneficial Interest in a Global Capital Security for a Definitive Capital Security.

          (i) Subject to Section 7.4, any Person having a beneficial interest in a Global Capital Security may upon request, but only upon 20 days prior notice to the Property Trustee, and if accompanied by the information specified below, exchange such beneficial interest for a Definitive Capital Security representing the same number of Capital Securities. Upon receipt by the Property Trustee from the Clearing Agency or its nominee on behalf of any Person having a beneficial interest in a Global Capital Security of written instructions or such other form of instructions as is customary for the Clearing Agency or the Person designated by the Clearing Agency as having such a beneficial interest in a Global Capital Security and a certification from the transferor (in a form substantially similar to that attached hereto as the "Form of Assignment" in Exhibit A-1), which may be submitted by facsimile, then the Property Trustee will cause the aggregate number of Capital Securities represented by Global Capital Securities to be reduced on its books and records and, following such reduction, the Trust will execute and the Property Trustee will authenticate and make available for delivery to the transferee a Definitive Capital Security.

          (ii) Definitive Capital Securities issued in exchange for a beneficial interest in a Global Capital Security pursuant to this Section 9.2(d) shall be registered in such names and in such denominations as the Clearing Agency, pursuant to instructions from its Participants or indirect participants or otherwise, shall instruct the Property Trustee in writing. The Property Trustee shall deliver such Capital Securities to the Persons in whose names such Capital Securities are so registered in accordance with such instructions of the Clearing Agency.

     (e) Restrictions on Transfer and Exchange of Global Capital Securities. Notwithstanding any other provisions of this Declaration (other than the provisions set forth in subsection (f) of this Section 9.2), a Global Capital Security may not be transferred as a whole except by the Clearing Agency to a nominee of the Clearing Agency or another nominee of the Clearing Agency or by the Clearing Agency or any such nominee to a successor Clearing Agency or a nominee of such successor Clearing Agency.

     (f)  Authentication of Definitive Capital Securities. If at any time:

          (i) the Clearing Agency notifies the Sponsor that it is unwilling or unable to continue as Clearing Agency for such Global Capital Security or if at any time such Clearing Agency ceases to be a "clearing agency" registered under the Exchange Act and a clearing agency is not appointed by the Sponsor within 90 days of such notice or within 90 days after the Sponsor becomes aware of such non-registration,

          (ii) there occurs a Default or an Event of Default which is continuing, or

          (iii) the Trust, in its sole discretion, notifies the Property Trustee in writing that it elects to cause the issuance of Definitive Capital Securities under this Declaration, then the Trust will execute, and the Property Trustee, upon receipt of a written order of the Trust signed by one

Administrator requesting the authentication and delivery of Definitive Capital Securities to the Persons designated by the Trust, will authenticate and make available for delivery Definitive Capital Securities, equal in number to the number of Capital Securities represented by the Global Capital Securities, in exchange for such Global Capital Securities.

     (g) Cancellation or Adjustment of Global Capital Security. At such time as all beneficial interests in a Global Capital Security have either been exchanged for Definitive Capital Securities to the extent permitted by this Declaration or redeemed, converted, repurchased or canceled in accordance with the terms of this Declaration, such Global Capital Security shall be returned to the Clearing Agency for cancellation or retained and canceled by the Property Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Capital Security is exchanged for Definitive Capital Securities, Capital Securities represented by such Global Capital Security shall be reduced and an adjustment shall be made on the books and records of the Property Trustee (if it is then the custodian for such Global Capital Security) with respect to such Global Capital Security, by the Property Trustee to reflect such reduction.

     (h) Obligations with Respect to Transfers and Exchanges of Capital Securities.

          (i) To permit registrations of transfers and exchanges, the Trust shall execute and the Property Trustee shall authenticate Definitive Capital Securities and Global Capital Securities at the Registrar's or co-Registrar's request in accordance with the terms of this Declaration.

          (ii) Registrations of transfers or exchanges will be effected without charge, but only upon payment (with such indemnity as the Trust or the Sponsor may require) in respect of any tax or other governmental charge that may be imposed in relation to it.

          (iii) The Registrar or co-registrar shall not be required to register the transfer of or exchange of (a) Capital Securities during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption or any notice of selection of Capital Securities for redemption and ending at the close of business on the day of such mailing; or
(b) any Capital Security so selected for redemption in whole or in part, except the unredeemed portion of any Capital Security being redeemed in part.

          (iv) Prior to the due presentation for registrations of transfer of any Capital Security, the Trust, the Property Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the person in whose name a Capital Security is registered as the owner of such Capital Security for the purpose of receiving Distributions on such Capital Security (subject to Section 2(c) of Annex I hereto) and for all other purposes whatsoever, and none of the Trust, the Property Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

          (v) All Capital Securities issued upon any transfer or exchange pursuant to the terms of this Declaration shall evidence the same security and shall be entitled to the same benefits under this Declaration as the Capital Securities surrendered upon such transfer or exchange.

     (i)  No Obligation of the Property Trustee and Registrar.

          (i) The Property Trustee shall have no responsibility or obligation to any beneficial owner of a Global Capital Security, a Participant in the Clearing Agency or other Person with respect to the accuracy of the records of the Clearing Agency or its nominee or of any Participant thereof, with respect to any ownership interest in the Capital Securities or with respect to the delivery to any Participant, beneficial owner or other Person (other than the Clearing Agency) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Capital Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Capital Securities shall be given or made only to or upon the order of the registered Holders (which shall be the Clearing Agency or its nominee in the case of a Global Capital Security). The rights of beneficial owners in any Global Capital Security shall be exercised only through the Clearing Agency subject to the applicable rules and procedures of the Clearing Agency. The Property Trustee may conclusively rely and shall be fully protected in relying upon information furnished by the Clearing Agency or any agent thereof with respect to its Participants and any beneficial owners.

          (ii) The Property Trustee and Registrar shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Declaration or under applicable law with respect to any transfer of any interest in any Capital Security (including any transfers between or among Clearing Agency Participants or beneficial owners in any Global Capital Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Declaration, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

     SECTION 9.3.   Book Entry Interests.
     -----------

     Global Capital Securities shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of the Clearing Agency, and no Capital Security Beneficial Owner will receive a Definitive Capital Security representing such Capital Security Beneficial Owner's interests in such Global Capital Securities, except as provided in Sections 7.4 and 9.2. Unless and until fully registered Definitive Capital Securities certificates have been issued to the Capital Security Beneficial Owners pursuant to Sections
7.4 and 9.2:

     (a)  the provisions of this Section 9.3 shall be in full force and effect;

     (b) the Trust, the Trustees and the Administrators shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Capital Securities and receiving approvals, votes or consents hereunder) as the Holder of the Capital Securities and the sole holder of the Global Certificates and shall have no obligation to the Capital Security Beneficial Owners;

     (c) to the extent that the provisions of this Section 9.3 conflict with any other provisions of this Declaration, the provisions of this Section 9.3 shall control; and

     (d) the rights of the Capital Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Capital Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants and the Clearing Agency will receive all Distributions pursuant to the terms of this Declaration and payments of Distributions on the Global Certificates to such Clearing Agency Participants will be made by the Clearing Agency in accordance with its established procedures. DTC will make book entry transfers among the Clearing Agency Participants.

     SECTION 9.4.   Notices to Clearing Agency.
     -----------

     Whenever a notice or other communication to the Capital Security Holders is required under this Declaration, the Trustees and the Administrators shall give all such notices and communications specified herein to be given to the Holders of Global Capital Securities to the Clearing Agency, and shall have no notice obligations to the Capital Security Beneficial Owners.

     SECTION 9.5.   Appointment of Successor Clearing Agency.
     -----------

     If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Capital Securities, the Administrators may, in their sole discretion, appoint a successor Clearing Agency with respect to such Capital Securities.

                                   ARTICLE X
                          LIMITATION OF LIABILITY OF
                                  HOLDERS OF
                        SECURITIES, TRUSTEES OR OTHERS

     SECTION 10.1.  Liability.
     ------------

     (a) Except as expressly set forth in this Declaration, the Securities Guarantees and the terms of the Securities, the Sponsor shall not be:

          (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; and

          (ii) required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

     (b) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Common Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of

Delaware; provided, however, that the Sponsor shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

     (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Capital Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

     SECTION 10.2.  Exculpation.
     ------------

     (a) Except as otherwise specifically provided in this Declaration, no Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence or willful misconduct with respect to such acts or omissions.

     (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and, if selected by such Indemnified Person, has been selected by such Indemnified Person with reasonable care on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

     SECTION 10.3.  Fiduciary Duty.
     ------------

     (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

     (b)  Unless otherwise expressly provided herein:

          (i) whenever a conflict of interest exists or arises between any Covered Person and any Indemnified Person; or

          (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

     (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

          (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

          (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

     SECTION 10.4.  Indemnification.
     ------------

     (a) (i) The Sponsor shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorney's fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

          (ii) The Sponsor shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorney's fees and expenses) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

          (iii) To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the fullest extent permitted by law, against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith.

          (iv)    Any indemnification under paragraphs (i) and (ii) of this
Section 10.4(a) (unless ordered by a court) shall be made by the Sponsor only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Administrators by a majority vote of a Quorum consisting of such Administrators who were not parties to such action, suit or proceeding, (2) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Administrators so directs, by independent legal counsel in a written opinion, or (3) by the Common Security Holder of the Trust.

          (v) Expenses (including attorney's fees and expenses) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a) shall be paid by the Sponsor in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Sponsor as authorized in this Section 10.4(a). Notwithstanding the foregoing, no advance shall be made by the Sponsor if a determination is reasonably and promptly made (i) by the Administrators by a majority vote of a Quorum of disinterested Administrators, (ii) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Administrators so directs, by independent legal counsel in a written opinion or (iii) the Common Security Holder of the Trust, that, based upon the facts known to the Administrators, counsel or the Common Security Holder at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Administrators, independent legal counsel or Common Security Holder reasonably determine that such person deliberately breached his duty to the Trust or its Common or Capital Security Holders.

          (vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 10.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Sponsor or Capital Security Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.4(a) shall be deemed to be provided by a contract between the Sponsor and each Company Indemnified Person who serves in such capacity at any time while this Section 10.4(a) is in effect. Any repeal or modification of this Section 10.4(a) shall not affect any rights or obligations then existing.

          (vii) The Sponsor or the Trust may purchase and maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Sponsor would have the power to indemnify him against such liability under the provisions of this
Section 10.4(a).

          (viii) For purposes of this Section 10.4(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

          (ix) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.4(a), unless otherwise provided when authorized or ratified, shall continue as to a person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

     (b) To the fullest extent permitted by law, the Sponsor agrees to indemnify the (i) Property Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Property Trustee and the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Property Trustee and the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any and all loss, liability, damage, claim or expense including taxes (other than taxes based on the income of such Fiduciary Indemnified Person) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this
Section 10.4(b) shall survive the dissolution of the Trust and the termination and discharge of this Declaration.

     SECTION 10.5.    Outside Businesses.
     ------------

     Any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee (subject to Section 5.3(c)), may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

     SECTION 10.6.    Compensation; Fees.
     ------------

     The Sponsor agrees:

     (a) to pay to the Trustees and the Administrators from time to time such compensation for all services rendered by them hereunder as the parties shall agree from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); and

     (b) except as otherwise expressly provided herein, to reimburse the Trustees and the Administrators upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees or the Administrators in accordance with any provision of this Declaration (including the reasonable compensation and the expenses and disbursements of their respective agents and counsel), except any such expense, disbursement or advance as may be attributable to their respective negligence or bad faith.

     The provisions of this Section 10.6 shall survive the dissolution of the Trust and the termination of this Declaration and the removal or resignation of any Trustee or Administrator.

     No Trustee may claim any lien or charge on any property of the Trust as a result of any amount due pursuant to this Section 10.6.

                                  ARTICLE XI
                                  ACCOUNTING

     SECTION 11.1.    Fiscal Year.
     ------------

     The fiscal year ("Fiscal Year") of the Trust shall end on December 31 of each year, or such other year as is required by the Code.

     SECTION 11.2.    Certain Accounting Matters.
     ------------

     (a) At all times during the existence of the Trust, the Administrators shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Administrators.

     (b) The Administrators shall cause to be prepared and delivered to each of the Holders, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss;

     (c) The Administrators shall cause to be duly prepared and delivered to each of the Holders, any annual United States federal income tax information statement required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Administrators shall endeavor to deliver all such information statements within 30 days after the end of each Fiscal Year of the Trust.

     (d) The Administrators shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Administrators on behalf of the Trust with any state or local taxing authority.

     SECTION 11.3.    Banking.
     ------------

     The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Trustee Account provided that such funds need not be segregated from other funds except to the extent required by mandatory provisions of law. The sole signatories for such accounts shall be designated by the Administrators; provided, however, that the Property Trustee shall designate the signatories for the Property Trustee Account.

     SECTION 11.4.    Withholding.
     ------------

     The Trust and the Administrators shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Administrators shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to Distributions or allocations to any Holder, the amount withheld shall be deemed to be a Distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

                                  ARTICLE XII
                            AMENDMENTS AND MEETINGS

     SECTION 12.1.    Amendments.
     ------------

     (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by:

          (i) the Administrators (or if there are more than two Administrators a majority of the Administrators);

          (ii)    the Property Trustee;

          (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee; and

          (iv)    the Sponsor.

     (b) No amendment shall be made, and any such purported amendment shall be void and ineffective:

          (i) unless, the Property Trustee shall have first received an Officer's Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

          (ii) unless the Property Trustee shall have received an Opinion of Counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities), provided, however, that the Property Trustee and the Delaware Trustee (to the extent the Delaware Trustee is required to sign such amendment) shall not be required to sign any such amendment which affects the rights, powers, duties, obligations or immunities of the Property Trustee or the Delaware Trustee, as the case may be, under the Declaration or otherwise; and

          (iii)   to the extent the result of such amendment would be to:

                  (A) cause the Trust to fail to continue to be classified for purposes of United States federal income taxation as a grantor trust;

                  (B) reduce or otherwise adversely affect the powers of the Property Trustee in contravention of the Trust Indenture Act;

                  (C) cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act; or

                  (D) result in the Holders recognizing gain or loss for federal income tax purposes.

     (c) At such time after the Trust has issued any Securities, any amendment that would adversely affect, in any material respect, the rights, privileges or preferences of any Holder of Securities may be effected only as set forth in the terms of such Securities;

     (d) Sections 9.1(b), 9.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities;

     (e) Article Four shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities;

     (f) The rights of the holders of the Common Securities under Article Five to increase or decrease the number of, and appoint and remove Trustees and Administrators shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities; and

     (g) Notwithstanding Section 12.1(c), this Declaration may be amended without the consent of the Holders of the Securities to:

          (i) cure any ambiguity, correct or supplement any provision in this Declaration that may be inconsistent with any other provision of this Declaration or to make any other provisions with respect to matters or questions arising under this Declaration which shall not be inconsistent with the other provisions of the Declaration; or

          (ii) modify, eliminate or add to any provisions of the Declaration to such extent as shall be necessary to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust at all times that any Securities are outstanding or to ensure that the Trust will not be required to register as an Investment Company under the Investment Company Act; provided, however, that in the case of clause (i), such action shall not adversely affect in any material respect the interest of the Holders of the Securities.

     (h) This Declaration may be amended by the Trustees, the Administrators and the Sponsor if:

          (i) the Holders of a Majority in liquidation amount of the Securities consent to such amendment; and

          (ii) the Trustees and Administrators have received an opinion of nationally recognized independent counsel experienced in such matters to the effect that such amendment or the exercise of any power granted to the Trustees or Administrators in accordance with such amendment will not affect the Trust's status as a grantor trust for United States federal income tax purposes or the Trust's exemption from status as an Investment Company under the Investment Company Act, provided, that without the consent of each Holder of Securities, this Declaration may not be amended to:

               (x) change the amount or timing of any Distribution on the Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Securities as of a specified date; or.

               (y) restrict the right of a Holder of Securities to institute suit for the enforcement of any such payment on or after such date.

     SECTION 12.2.    Meetings of the Holders; Action by Written Consent.
     ------------

     (a) Meetings of the Holders of any class of Securities may be called at any time by the Administrators (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Capital Securities are listed or admitted for trading. The Administrators shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Administrators one or more notices in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders calling a meeting shall specify in writing the Securities held by the Holders exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

     (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of
Securities:

          (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least seven days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders is permitted or required under this Declaration or the rules of any stock exchange on which the Capital Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders entitled to vote who have not consented in writing. The Administrators may specify that any written ballot submitted to the Security Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Administrators;

          (ii) each Holder may authorize any Person to act for it by proxy on all matters in which a Holder is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders were stockholders of a Delaware corporation;

          (iii) each meeting of the Holders shall be conducted by the Administrators or by such other Person that the Administrators may designate; and

          (iv) unless the Business Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Capital Securities are then listed or trading otherwise provides, the Administrators, in their sole discretion, shall establish all other provisions relating to meetings of Holders, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                 ARTICLE XIII
                      REPRESENTATIONS OF PROPERTY TRUSTEE
                                      AND
                               DELAWARE TRUSTEE

      SECTION 13.1.    Representations and Warranties of Property Trustee.
      ------------

      The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee (with appropriate changes to clause (a) below) that:

      (a) The Property Trustee is a Massachusetts banking corporation with trust powers and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

      (b) The execution, delivery and performance by the Property Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. This Declaration has been duly executed and delivered by the Property Trustee and constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

      (c) The execution, delivery and performance of this Declaration by the Property Trustee does not conflict with or constitute a breach of the charter or by-laws of the Property Trustee; and

      (d) No consent, approval or authorization of, or registration with or notice to, any Massachusetts or federal banking authority is required for the execution, delivery or performance by the Property Trustee of this Declaration.

      SECTION 13.2.    Representations and Warranties of Delaware Trustee.
      ------------

      The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

      (a) The Delaware Trustee is a Delaware banking corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

     (b) The execution, delivery and performance by the Delaware Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee. This Declaration has been duly executed and delivered by the Delaware Trustee and constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

     (c) No consent, approval or authorization of, or registration with or notice to, any federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of this Declaration; and

     (d) The Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware.

                                  ARTICLE XIV
                                 MISCELLANEOUS

     SECTION 14.1.    Notices.
     ------------

     All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

     (a) if given to the Trust, in care of the Administrators at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders and the Property Trustee):

                  LIFE Financial Capital Trust
                  c/o LIFE Financial Corporation
                  10540 North Magnolia Avenue, Unit B
                  Riverside, California 92505
                  Attention:  Chief Executive Officer

     (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as Delaware Trustee may give notice of to the Holders):

                  Delaware Trust Capital Management
                  3 Beaver Valley Road, FC 5-4-2-6
                  Wilmington, Delaware 19803
                  Facsimile:          (302) 421-7387
                  Attention:  Corporate Trust Administration

     (c) if given to the Property Trustee, at the Property Trustee's mailing address set forth below (or such other address as the Property Trustee may give notice of to the Holders):

                  State Street Bank and Trust Company
                  Two International Place
                  Boston, Massachusetts  02110
                  Attention:  Corporate Trust Department
                  Facsimile:  (617) 644-5372

     (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust and the Property Trustee):

                  LIFE Financial Corporation
                  10540 North Magnolia Avenue, Unit B
                  Riverside, California 92505
                  Attention:  Chief Executive Officer

     (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

     All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

     SECTION 14.2.    Governing Law.
     ------------

     This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws of the State of Delaware or any other jurisdiction that would call for the application of the law of any jurisdiction other than the State of Delaware; provided, however, that there shall not be applicable to the parties hereunder or this Declaration any provision of the laws (statutory or common) of the State of Delaware (other than the Business Trust Act) pertaining to trusts that relate to or regulate, in a manner inconsistent with the terms hereof (A) the filing with any court or governmental body or agency of Trustee accounts or schedules of Trustee fees and charges, (B) affirmative requirements to post bonds for Trustees, officers, agents or employees of a trust, (C) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (D) fees or other sums payable to Trustees, officers, agents or employees of a trust, (E) the allocation of receipts and expenditures to income or principal, (F) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding or investing Trust assets or (G) the establishment of fiduciary or other standards of responsibility or limitations on the acts or powers of trustees that are inconsistent with the limitations or liabilities or authorities and powers of the Trustees hereunder as set forth or referenced in this Declaration. Section 3540 of Title 12 of the Delaware Code shall not apply to the Trust.

     SECTION 14.3.    Intention of the Parties.
     ------------

     It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties. The parties hereto agree, and any Holder by the purchase of a Trust Security shall be deemed to have agreed, to treat in all tax and accounting filings and reports (i) the Trust as a grantor trust and (ii) the Debentures as indebtedness.

     SECTION 14.4.    Headings.
     ------------

     Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

     SECTION 14.5.    Successors and Assigns.
     ------------

     Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor, the Trustees and the Administrators shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

     SECTION 14.6.    Partial Enforceability.
     ------------

     If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

     SECTION 14.7.    Counterparts.
     ------------

     This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of the Sponsor, each of the Trustees and each of the Administrators to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

     IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

                           ____________________________________________________
                           Daniel L. Perl, in his capacity as Administrator

                           ____________________________________________________
                           L. Bruce Mills, Jr., in his capacity as Administrator

                           Delaware Trust Capital Management
                           as Delaware Trustee

                           By:  _______________________________________________
                                Authorized Signatory

                           State Street Bank and Trust Company, as Property Trustee

                           By:  _______________________________________________


                           LIFE Financial Corporation, as Sponsor


                           By:  _______________________________________________
                                 Daniel L. Perl
                                 President and Chief Executive Officer


__________________________________
___________, solely to acknowledge the
restatement and amendment of the Original
Declaration and his removal from his
position as Initial Trustee pursuant to
Section 5.1(c).

                                    ANNEX I
                                   TERMS OF
                 ____% CONVERTIBLE TRUST PREFERRED SECURITIES
                   ___% CONVERTIBLE TRUST COMMON SECURITIES

     Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of ________________, 1997 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in such Declaration, as defined in the Prospectus):

     1.   Designation and Number.

          (a) Capital Securities. ____________ ___% Convertible Trust Preferred
              ------------------
Securities of the Trust, with an aggregate liquidation amount with respect to the assets of the Trust of ________ Million dollars ($___________), and each with a liquidation amount with respect to the assets of the Trust of $__ per Security, are hereby designated for the purposes of identification only as "____% Convertible Trust Preferred Securities" (the "Capital Securities"). The certificates evidencing the Capital Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Capital Securities are listed.

          (b) Common Securities. _________ ___% Convertible Trust Common
              -----------------
Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of _____________________ dollars ($____________) and a liquidation amount with respect to the assets of the Trust of $__ per Security, are hereby designated for the purposes of identification only as "Common Securities" (the "Common Securities"). The certificates evidencing the Common Securities shall be substantially in the form of Exhibit B-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

     2.   Distributions.

          (a) Distributions payable on each Security will be fixed at a rate per annum of ____% (the "Coupon Rate") of the liquidation amount of $___ per Security (the "Liquidation Amount"), such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarterly period will bear additional distributions thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions", as used herein, includes distributions of any such interest, including any Additional Interest and Compounded Interest (each as defined in the Indenture) unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds on hand legally available therefor.

          (b) Distributions on the Securities will be cumulative, will accumulate from the most recent date to which Distributions have been paid or duly provided for or, if no Distributions have been paid or duly provided for, from __________, 1997, and will be payable quarterly in arrears on March 15, June 15, September 15 and December 15 of each year, commencing on March 15, 1998 (each, a "Distribution Date"), except as otherwise described below. Distributions will be computed on the basis of a 360-day year consisting of twelve 30-day months and for any period less than a full calendar month on the basis of the actual number of days elapsed in such 30-day month. As long as no Event of Default has occurred and is continuing under the Indenture, the Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period at any time and from time to time on the Debentures for a period not exceeding 20 consecutive quarters, including the first such quarter during such period (each an "Extension Period"), during which Extension Period no interest shall be due and payable on the Debentures, provided that no Extension Period shall end on a day other than an interest payment date for the Debentures or shall extend beyond the Maturity Date of the Debentures. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, Distributions will continue to accumulate with additional Distributions thereon (to the extent permitted by applicable law but not at a rate greater than the rate at which interest is then accruing on the Debentures) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further defer payments of interest by further extending such Extension Period; provided that such Extension Period, together with all such previous and further extensions within such Extension Period, may not exceed 20 consecutive quarters, including the first quarter during such Extension Period, or extend beyond the Maturity Date of the Debentures. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

          (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the fifteenth day of the month in which the relevant Distribution Date occurs, which Distribution Dates correspond to the interest payment dates on the Debentures. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of the Capital Securities will be made as follows: (i) if the Capital Securities are held in global form by a Clearing Agency (or its nominee), in accordance with the procedures of the Clearing Agency, and (ii) if the Capital Securities are held in definitive form, by check mailed to the address of the holder thereof entitled thereto as reflected in the records of the Registrar, unless otherwise agreed by the Trust. The relevant record dates for the Common Securities shall be the same as the record dates for the Capital Securities. Distributions payable on any Securities that are not punctually paid on any Distribution Date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, will cease to be payable to the Holder on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that if such next succeeding Business Day falls in the next succeeding calendar year, such payment shall be made on the immediately-preceding Business Day, with the same force and effect as if made on such date.

          (d) In the event of an election by a Holder to exchange its Securities through the Conversion Agent for Debentures and convert such Debentures into Common Stock pursuant to the terms of the Securities as set forth in this Annex I to the Declaration, accrued Distributions will not be paid on Securities that are converted, nor will any payment, allowance or adjustment be made for accumulated and unpaid Distributions on such Securities, whether or not in arrears, on converted Securities except under the limited circumstances described in paragraph 5(b) and except that if any Security is converted on or after a record date for payment of Distributions thereon, the Holder of Securities at the close of business on any record date for the payment of Distributions will be entitled to receive the Distribution payable on such Securities on the corresponding payment date notwithstanding the conversion of such Securities into Common Stock following such record date.

          (e) In the event that there is any money or other property held by or for the Trust on a Distribution Date that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.

     3.   Liquidation Distribution Upon Dissolution.

     In the event of any dissolution of the Trust or the Holders of the Common Securities otherwise give notice of their election to dissolve the Trust pursuant to and in compliance with the provisions of Section 8.1(a)(iii) of the Declaration, the Trust shall be liquidated by the Administrators as expeditiously as practicable by distributing, after paying or making reasonable provision to pay all claims and obligations of the Trust in accordance with
Section 3808(e) of the Business Trust Act, to the Holders a Like Amount (as defined below) of the Debentures, unless such distribution is determined by the Property Trustee not to be practicable, in which event such Holders will be entitled to receive out of the assets of the Trust legally available for distribution to Holders, after paying or making reasonable provision to pay all claims and obligations of the Trust in accordance with Section 3808(e) of the Business Trust Act, an amount equal to the aggregate of the liquidation amount of $___ per Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution").

       "Like Amount" means (i) with respect to a redemption of the Securities, Securities having a Liquidation Amount equal to the principal amount of Debentures to be paid in accordance with their terms and (ii) with respect to a distribution of Debentures upon the liquidation of the Trust, Debentures having a principal amount equal to the Liquidation Amount of the Securities of the Holder to whom such Debentures are distributed.

       If, upon any such liquidation, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets on hand legally available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Capital Securities shall be paid on a Pro Rata basis.

       4. Redemption and Distribution.

          (a) Upon the repayment of the Debentures in whole or in part, at maturity or upon prepayment (either at the option of the Debenture Issuer or pursuant to a Special Event, as described below), the proceeds from such repayment shall be simultaneously applied by the Property Trustee (subject to the Property Trustee having received notice no later than 45 days prior to such repayment) to redeem a Like Amount of the Securities at a redemption price equal to (i) in the case of the repayment of the Debentures at maturity, the Maturity Redemption Price (as defined below), (ii) in the case of the optional prepayment of the Debentures upon the occurrence and continuation of a Special Event, the Special Event Redemption Price (as defined below) and (iii) in the case of the optional prepayment of the Debentures other than as a result of the occurrence and continuance of a Special Event, the Optional Redemption Price (as defined below). The Maturity Redemption Price, the Special Event Redemption Price and the Optional Redemption Price are referred to collectively as the "Redemption Price". Holders will be given not less than 30 nor more than 60 days notice of such redemption.

          (b)     (i)   The "Maturity Redemption Price", with respect to a
redemption of Securities, shall mean an amount equal to the principal of and accrued and unpaid interest on the Debentures as of the maturity date thereof.

                  (ii) In the case of an optional redemption, if fewer than all the outstanding Securities are to be so redeemed, the Securities will be redeemed Pro Rata and the Capital Securities to be redeemed will be determined as described in Section 4(f)(ii) below. Upon the entry of an order for the dissolution of the Trust by a court of competent jurisdiction, the Debentures thereafter will be subject to optional repayment, in whole, but not in part, on or after ____________, ____ (the "Initial Optional Redemption Date").

       The Debenture Issuer shall have the right (subject to the conditions in the Indenture) to elect to prepay the Debentures in whole or in part at any time on or after the Initial Optional Redemption Date, upon not less than 30 days and not more than 60 days notice, at the Optional Redemption Price and, simultaneous with such prepayment, to cause a Like Amount of the Securities to be redeemed by the Trust at the Optional Redemption Price on a Pro Rata basis. "Optional Redemption Price" shall mean a price equal to 100% of the liquidation amount of Debentures to be prepaid plus accumulated and unpaid interest thereon, if any, to the date of such prepayment.

          (c) If at any time a Tax Event, a Regulatory Capital Event or an Investment Company Event (each as defined below, and each a "Special Event") occurs, the Debenture Issuer shall have the right (subject to the conditions set forth in the Indenture) at any time, upon not less than 30 nor more than 60 days notice, to prepay the Debentures in whole, but not in part, within the 90 days following the occurrence of such Special Event (the "90 Day Period"), and, simultaneous with such prepayment, to cause a Like Amount of the Securities to be redeemed by the Trust at the Special Event Redemption Price on a Pro Rata basis.

       A "Tax Event" means (a) the receipt by the Debenture Issuer and the Trust of an opinion of Muldoon, Murphy & Faucette or any other nationally recognized tax counsel experienced in such matters, to the effect that as a result of (i) any amendment to, clarification of, or change (including any announced prospective change) in, the laws or any regulations thereunder of the United States or any political subdivision or taxing authority thereof or therein, (ii) any amendment to, clarification of, or change in, an interpretation or application of any such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination or the publication of an explanation of legislation by the staff of the Joint Committee on Taxation), (iii) any interpretation or pronouncement that provides for a position with respect to such laws or regulations that differs from the theretofore generally accepted position or (iv) any judicial decision, administrative pronouncement, ruling, regulatory procedure, notice, announcement (including any notice or announcement of intent to adopt procedures or regulations) or any other actions taken by any governmental agency or regulatory authority, which amendment or change is enacted, promulgated, issued or announced or which interpretation or pronouncement is issued or announced or which action is taken, in each case, on or after the Issue Date, there is more than an insubstantial risk that (x) within 90 days the Trust is or will be subject to United States federal income tax with respect to income received or accrued on the Debentures, (y) interest payable by the Debenture Issuer on the Debentures is not or will not be deductible by the Debenture Issuer, in whole or in part, for United States federal income tax purposes, or (z) within 90 days the Trust is or will be subject to more than a de minimis amount of other taxes, duties or other governmental charges, or (b) a proposed audit adjustment by a taxing authority which, if sustained, would result in any of the events described in clauses (x), (y) or (z) above.

       A "Regulatory Capital Event" means the receipt by the Debenture Issuer and the Trust of an opinion of Muldoon, Murphy & Faucette or any other independent bank regulatory counsel experienced in such matters, to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any rules, guidelines or policies of the Office of Thrift Supervision, the Board of Governors of the Federal Reserve System (the "Federal Reserve") or any other federal bank regulatory agency or (b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement or decision is announced on or after the Issue Date, (i) the Debenture Issuer is or within 90 days will be subject to capital adequacy requirements and such requirements do not or will not permit the Capital Securities to constitute, subject to limitations on inclusion of the Capital Securities as Tier 1 capital by the Federal Reserve capital guidelines in effect as of the date of the Prospectus relating to the Subscription Offering, Tier 1 capital (or its then-equivalent) or (ii) the amount of net proceeds received from the sale of the Capital Securities and contributed by the Debenture Issuer to its subsidiary, Life Bank, does not or within 90 days will not constitute Tier 1 (core) capital (or its then-equivalent).

       An "Investment Company Event" means the receipt by the Debenture Issuer and the Trust of an opinion of Muldoon, Murphy & Faucette or any other nationally recognized counsel experienced in such matters, to the effect that
(a) as a result of any amendment to, or change

(including any announced prospective change) in, the laws or any regulations thereunder of the United States or any political subdivision or authority thereof or therein or (b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement or decision is announced on or after the Issue Date, there is more than an insubstantial risk that the Trust is or within 90 days will be considered an Investment Company that is required to be registered under the Investment Company Act.

       "Special Event Redemption Price" shall mean, with respect to a redemption of Securities, a price equal to 100% of the principal of a Like Amount of Debentures to be prepaid plus accumulated and unpaid interest thereon, if any, to the date of such prepayment.

          (d) On and from the date fixed by the Administrators for any distribution of Debentures and liquidation of the Trust: (i) the Securities will no longer be deemed to be outstanding and (ii) the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee), as the Holder of the Capital Securities, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution and any certificates representing Securities not held by the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee) will be deemed to represent beneficial interests in a Like Amount of Debentures until such certificates are presented to the Debenture Issuer or its agent for transfer or reissue.

          (e) The Trust may not redeem fewer than all the outstanding Securities unless all accumulated and unpaid Distributions have been paid on all Securities for all quarterly Distribution periods terminating on or before the date of redemption.

          (f) The procedure with respect to redemptions of, or distributions of Debentures in exchange for, the Securities, shall be as follows: (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for, the Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for prepayment of the Debentures. The Redemption/Distribution Notice shall identify the Securities to be redeemed or exchanged and shall state:

                    (A) the redemption/distribution date;

                    (B) the Redemption Price; provided, however, if the Redemption Price is not known at the time the Redemption/Distribution Notice is sent, such notice shall set forth the manner of calculation thereof;

                    (C) the name and address of the Paying Agent;

                    (D) that Securities called for redemption or exchange must be surrendered to the Paying Agent to collect the Redemption Price;

                    (E) if fewer than all of the outstanding Securities are to redeemed or exchanged, the identification and amounts of the particular Securities to be redeemed or exchanged, as the case may be;

                    (F) in case any Security is to be redeemed or exchanged in part only, the portion of the principal amount to be redeemed or exchanged, and that on and after the date fixed for exchange or redemption, upon surrender of such Security, a new Security or Securities in principal amount equal to the portion thereof not redeemed or exchanged shall be issued;

                    (G) that, unless the Debenture Issuer defaults in paying the Redemption Price, any distributions on the Securities called for redemption will cease to accrue on and after such redemption date; and

                    (H) the CUSIP number, if any, of the Securities called for redemption or exchange.

     For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(f)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders. Each Redemption/Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

          (ii) In the event that fewer than all the outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro Rata from each Holder of Securities, it being understood that, in respect of Capital Securities registered in the name of and held of record by the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee), the distribution of the proceeds of such redemption will be made to the Clearing Agency and disbursed by such Clearing Agency in accordance with the procedures applied by such agency or nominee.

          (iii) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, (which notice will be irrevocable), then (A) with respect to Capital Securities issued in book-entry form, by 12:00 noon, Eastern time, on the redemption date, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related prepayment or maturity of the Debentures by 10:00 a.m., Eastern time, on the maturity date or the date of prepayment, as the case requires, the Property Trustee will deposit irrevocably with the Clearing Agency or its nominee (or successor Clearing Agency or its nominee) funds sufficient to pay the applicable Redemption Price with respect to such Capital Securities, and (B) with respect to Capital Securities issued in certificated form and Common Securities, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related prepayment or maturity of the Debentures, the Property Trustee will pay the relevant Redemption Price to the Holders of such Securities against presentation to the Paying Agent of the certificates therefor. If a Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit, or on the redemption date, as applicable, Distributions will cease to accumulate on the Securities so called for redemption and all rights of Holders so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price, and such Securities shall cease to be outstanding.

          (iv) Payment of accumulated and unpaid Distributions on the Redemption Date of the Securities will be subject to the rights of Holders of Securities on the close of business on a regular record date in respect of a Distribution Date occurring on or prior to such Redemption Date.

     Neither the Administrators nor the Trust shall be required to register or cause to be registered the transfer of (i) any Securities beginning on the opening of business 15 days before the day of mailing of a notice of redemption or any notice of selection of Securities for redemption or (ii) any Securities selected for redemption except the unredeemed portion of any Security being redeemed. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Property Trustee or by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accumulate from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

          (v) Redemption/Distribution Notices shall be sent by the Property Trustee on behalf of the Trust to (A) in respect of the Capital Securities, the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee) if the Global Certificates have been issued or, if Definitive Capital Security Certificates have been issued, to the Holder thereof, and (B) in respect of the Common Securities, to the Holder thereof.

          (vi) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws and banking laws), provided the acquiror is not the Holder of the Common Securities or the obligor under the Indenture, the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Capital Securities by tender, in the open market or by private agreement.

     5.   Conversion Rights.

     Holders of Securities shall have the right at any time prior to 5:00 p.m. (Eastern time) on the earlier of (i) the Business Day immediately preceding the date of repayment of such Securities, whether at maturity or upon redemption, and (ii) the Conversion Termination Date, if any, to cause the Conversion Agent to exchange Securities, on behalf of the converting Holders, for Debentures, which Debentures will be converted into shares of Common Stock in the manner described herein on and subject to the following terms and conditions:

          (a) The Securities will be exchangeable for Debentures which will be convertible at the office of the Conversion Agent into fully paid and nonassessable shares of Common Stock pursuant to the Holder's direction to the Conversion Agent to exchange such Securities for a portion of the Debentures theretofore held by the Trust on the basis of one Security per $__ principal amount of Debentures, and immediately convert such amount of Debentures into fully paid and nonassessable shares of Common Stock at a conversion rate of ________ shares of Common stock for each Debenture, subject to certain adjustments set forth in the terms of the Debentures (as so adjusted, the "Conversion Price").

          (b) To exchange the Securities for Debentures and to convert the Debentures into Common Stock, the Holder shall submit to the Conversion Agent at the office designated therefor an irrevocable request to convert Securities on behalf of such Holder (the "Conversion Request"), together, if the Securities are in certificated form, with such certificates. The Conversion Request shall
(i) set forth the number of Securities to be exchanged and the name or names, if other than the Holder, in which the shares of Common Stock should be issued and
(ii) direct the Conversion Agent (A) to exchange such Securities for a portion of the Debentures held by the Trust (at the rate of exchange specified in the preceding paragraph) and (B) to immediately convert such Debentures on behalf of such Holder, into Common Stock (at the Conversion Price specified in the preceding paragraph). The Conversion Agent shall notify the Trust of the Holder's election to exchange Securities for a portion of the Debentures held by the Trust and the Trust shall, upon receipt of such notice, deliver to the Conversion Agent the appropriate principal amount of Debentures for exchange in accordance with this Section 5. The Conversion Agent shall thereupon notify the Debenture Issuer of the Holder's election to convert such Debentures into shares of Common Stock. Holders of Securities at 5:00 p.m. (Eastern time) on a record date for a Distribution Date will be entitled to receive the Distribution payable on such Securities on the corresponding Distribution Date notwithstanding the conversion of such Securities following such record date but on or prior to such Distribution Date. Except as provided in the immediately preceding sentence, neither the Trust nor the Debenture Issuer will make, or be required to make, any payment, allowance or adjustment for accumulated and unpaid Distributions, whether or not in arrears, on converted Securities; provided, however, that if notice of redemption of Securities is mailed or otherwise given to Holders of Securities or the Trust issues a press release announcing a Conversion Termination Date, then, if any Holder of Securities converts any Securities into Common Stock on any date on or after the date on which such notice of redemption is mailed or otherwise given or the date of such press release, as the case may be, and if such Conversion Date falls on any day from and including the first day of an Extension Period and on or prior to the Distribution Date upon which such Extension Period ends, such converting holder shall be entitled to receive either (i) if the Conversion Date falls after a record date and on or prior to the next succeeding Distribution Date, all accrued and unpaid Distributions on such Securities (including interest thereon, if any, to the extent permitted by applicable law) to such Distribution Date or
(ii) if the Conversion Date does not fall on a date described in clause (i) above, all accrued and unpaid Distributions on such Securities (including interest thereon, if any, to the extent permitted by applicable law) to the most recent

Distribution Date prior to the Conversion Date, which Distributions shall, in either such case, be paid to such converting holder unless the Conversion Date of such Securities is on or prior to the Distribution Date upon which such Extension Period ends and after the record date for such Distribution Date, in which case such Distributions shall be paid to the Person who was the Holder of such Securities (or one or more predecessor Securities) at 5:00 p.m. (Eastern time) on such record date. The Debenture Issuer shall make no payment or allowance for distributions on the shares of Common Stock issued upon such conversion, except to the extent that such shares of Common Stock are held of record on the record date for any such distributions. Securities shall be deemed to have been converted immediately prior to 5:00 p.m. (Eastern time) on the day on which a Conversion Request relating to such Securities is received by the Trust in accordance with the foregoing provision (the "Conversion Date"). The Person or Persons entitled to receive Common Stock issuable upon conversion of the Debentures shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the Conversion Date, the Debenture Issuer shall issue and deliver at the office of the Conversion Agent a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same, unless otherwise directed by the Holder in the notice of conversion and the Conversion Agent shall distribute such certificate or certificates to such Person or Persons.

          (c) Each Holder of a Security by his acceptance thereof appoints State Street Bank and Trust (the "Conversion Agent") for the purpose of effecting the exchange of Securities and conversion of Debentures in accordance with this
Section 5. In effecting the exchange, conversion and transactions described in this Section 5, the Conversion Agent shall be acting as agent of the Holders of Securities directing it to effect such transactions. The Conversion Agent is hereby authorized (i) to exchange Securities from time to time for Debentures held by the Trust in connection with the conversion of such Securities in accordance with this Section 5 and (ii) to convert all or a portion of the Debentures into Common Stock and thereupon to deliver such shares of Common Stock in accordance with the provisions of this Section 5 and to deliver to the Trust a new Debenture or Debentures for any resulting unconverted principal amount. So long as any Capital Securities are outstanding, the Trust shall not convert any Securities except pursuant to a Conversion Request delivered to the Conversion Agent by a holder of Capital Securities.

          (d) No fractional shares of Common Stock will be issued as a result of conversion, but in lieu thereof, such fractional interest will be paid in cash (based on the Closing Price of Common Stock on the Conversion Date) by the Debenture Issuer to the Trust, which in turn will make such payment to the Holder or Holders of Securities so exchanged.

          (e) The Debenture Issuer shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of the Debentures, free from any preemptive or other similar rights, such number of such shares of Common Stock as shall from time to time be issuable upon the conversion of all the Debentures then outstanding. Notwithstanding the foregoing, the Debenture Issuer shall be entitled to deliver upon conversion of Debentures, shares of Common Stock reacquired and held in the treasury of the Debenture Issuer (in lieu of the issuance of authorized and unissued shares of Common Stock), so long as any such treasury shares are free and clear of all liens, charges, security interests or encumbrances. Any shares of Common Stock issued upon conversion of the Debentures shall be duly authorized, validly issued, fully paid and nonassessable. The Trust shall deliver the shares of Common Stock received upon conversion of the Debentures to the converting Holder free and clear of all liens, charges, security interests and encumbrances, except for United States withholding taxes. Each of the Debenture Issuer and the Trust shall prepare and shall use its best efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all applicable requirements as to registration or qualification of the Common Stock issuable upon conversion of Debentures (and all requirements to list on any national securities exchange or quotation system such Common Stock that are at the time applicable), to enable the Debenture Issuer to lawfully issue Common Stock to the Trust upon conversion of the Debentures and the Trust to lawfully deliver Common Stock to each Holder upon such conversion.

          (f) The Debenture Issuer shall pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Debentures and the delivery of shares of Common Stock by the Trust to the Holder upon conversion. The Debenture Issuer shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the Securities so converted were registered, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Trust the amount of any such tax or has established to the satisfaction of the Trust that such tax has been paid.

          (g) Nothing in the preceding Section 5(f) shall limit the requirement of the Trust to withhold taxes pursuant to the terms of the Securities or as set forth in this Annex I to the Declaration or the Declaration itself or otherwise require the Property Trustee or the Trust to pay any amounts on account of such withholdings.

          (h) (i)    On and after _______________, ____ the Debenture Issuer
shall have the right, at its option, to cause the conversion rights of holders of the Debentures to convert the Debentures into Common Stock to terminate, in which case the rights of Holders of the Securities to convert the Securities into Common Stock pursuant to this Section 5 will likewise terminate, if (x) the Trust is current in the payment of Distributions on the Securities (except to the extent that the payment of Distributions may have been deferred as the result of an Extension Period) and (y) for at least 20 trading days within any period of 30 consecutive trading days ending on or after ______________, ____ including the last trading day of such period, the Closing Price of the Common Stock on each of such 20 trading days shall have exceeded ___% of the Conversion Price in effect on such trading day.

              (ii) To exercise its option to cause the conversion rights of Holders of the Securities to terminate, the Debenture Issuer must cause the Trust to issue a press release for publication on the Dow Jones News Service or on a comparable news service (the "Press Release") prior to the opening of business on the second trading day after any period in which the conditions in paragraph 5(h)(i) have been met (which date shall not be prior to ____________, ____), which Press Release shall state that the Debenture Issuer has elected to exercise its right to terminate the conversion rights of holders of Debentures and Holders of Securities, specify the Conversion Termination Date and provide the current Conversion Price of the Securities and the Closing Price of the Capital Securities and the Common Stock, in each case as of the close of business on the trading day next preceding the date of the Press Release. If the Debenture Issuer exercises the option described in this paragraph 5(h), the "Conversion Termination Date" shall be the Business Day selected by the Debenture Issuer which shall not be less than 30 nor more than 60 calendar days after the date on which the Trust issues the Press Release. If the Debenture Issuer does not exercise the option described in this paragraph 5(h), and the Securities are otherwise called for redemption, the Securities will be convertible until 5:00 p.m. (Eastern time) on the Business Day immediately preceding the date of such redemption.

              (iii) In addition to the Press Release, notice of the termination of conversion rights of Holders of the Securities (a "Notice of Conversion Termination") must be given by the Trust by first-class mail to each Holder of Securities not more than four Business Days after the Trust issues the Press Release. Each such mailed Notice of Conversion Termination shall state: (1) the Conversion Termination Date; (2) the Conversion Price of the Securities and the Closing Price of the Capital Securities and the Common Stock, in each case as of the close of business on the trading day next preceding the date of the Notice of Conversion Termination; (3) that Securities will be convertible until 5:00 p.m. (Eastern time) on the Conversion Termination Date and the place or places at which a conversion notice may be given and Securities (if not in book-entry form) may be surrendered for conversion into shares of Common Stock; and (4) such other information or instructions as the Trust deems necessary or advisable to enable a Holder to exercise its conversion rights hereunder. For purposes of the calculation of the Conversion Termination Date and the dates on which notices are given pursuant to this paragraph 5(h)(iii), a Notice of Conversion Termination shall be deemed to have been given on the day such notice is first mailed by first-class mail, postage prepaid, to each Holder of Securities at the address of such Holder appearing in the books and records of the Trust (whether or not any such Holder receives the Notice of Conversion Termination). No defect in the Notice of Conversion Termination or in the mailing thereof with respect to any Security shall affect the validity of such notice with respect to any other Security. As of 5:00 p.m. (Eastern time) on the Conversion Termination Date, the Securities shall be deemed to be non-convertible securities.

              (iv) The term "Closing Price" of any security on any day means the last reported sale price of such security, regular way on such day, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the NYSE Composite Tape, or, if such security is not listed or admitted to trading on the NYSE, on the principal national securities exchange on which such security is listed or admitted to trading, or, if such security is not listed or admitted to trading on a national securities exchange, on the National Market System of the National Association of Securities Dealers, Inc., or, if such security is not quoted or admitted to trading on such quotation system, on the principal quotation system on which such security may be listed or admitted to trading or quoted, or, if not listed or admitted to trading or quoted on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security in the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or, if not so available in such manner, as furnished by any NYSE member firm selected from time to time by the Board of Directors of the Sponsor for that purpose or, if not so available in such manner, as otherwise determined in good faith by the Board of Directors of the Sponsor.

     6.   Voting Rights - Capital Securities.

          (a) Except as provided under Sections 6(b) and 8 and as otherwise required by law and the Declaration, the Holders of the Capital Securities will have no voting rights.

          (b) So long as any Debentures are held by the Property Trustee, the Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or executing any trust or power conferred on such Debenture Trustee with respect to the Debentures, (ii) waive any past default that is waivable under Section 5.7 of the Indenture, (iii) exercise any right to rescind or annul a declaration of acceleration of the maturity of the principal of the Debentures or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of a Majority in liquidation amount of all outstanding Capital Securities; provided, however, that where a consent under the Indenture would require the consent of each holder of Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior approval of each Holder of the Capital Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of the Capital Securities except by subsequent vote of such Holders. Subject to
Section 2.7 of the Declaration, the Property Trustee shall notify each Holder of Capital Securities of any notice of default with respect to the Debentures. In addition to obtaining the foregoing approvals of such Holders of the Capital Securities, prior to taking any of the foregoing actions, the Trustees shall obtain an opinion of counsel experienced in such matters to the effect that, as a result of such action, the Trust will not be classified as an association taxable as a corporation for United States federal income tax purposes and (ii) the Holders will not recognize gain or loss for federal income tax purposes.

     If an Event of Default under the Declaration has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay principal of or premium, if any, or interest on the Debentures on the due date (or in the case of prepayment, on the prepayment date), then a Holder of Capital Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or premium, if any, or interest on a Like Amount of Debentures (a "Direct Action") on or after the respective due date specified in the Debentures. In connection with such Direct Action, the rights of the Common Securities Holder will be subordinated to the rights of such Holder of Capital Securities to the extent of any payment made by the Debenture Issuer to such Holder of Capital Securities in such Direct Action. Except as provided in the second preceding sentence or as otherwise provided in the Declaration, the Holders of Capital Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

     Any approval or direction of Holders of Capital Securities may be given at a separate meeting of Holders of Capital Securities convened for such purpose, at a meeting of all of the Holders of

Securities in the Trust or pursuant to written consent. The Administrators will cause a notice of any meeting at which Holders of Capital Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Capital Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

     No vote or consent of the Holders of the Capital Securities will be required for the Trust to redeem and cancel Capital Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

     Notwithstanding that Holders of Capital Securities are entitled to vote or consent under any of the circumstances described above, any of the Capital Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

     7.   Voting Rights - Common Securities.

          (a) Except as provided under Sections 7(b), 7(c) and 8 as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

          (b) Unless an Event of Default shall have occurred and be continuing, any Trustee may be removed at any time by the holder of the Common Securities. If an Event of Default has occurred and is continuing, the Property Trustee and the Delaware Trustee may be removed at such time by the Holders of a Majority in liquidation amount of the outstanding Capital Securities. In no event will the Holders of the Capital Securities have the right to vote to appoint, remove or replace the Administrators, which voting rights are vested exclusively in the Holders of the Common Securities. No resignation or removal of a Trustee or Administrator and no appointment of a successor trustee or administrator shall be effective until the acceptance of appointment by the successor trustee or administrator in accordance with the provisions of the Declaration.

          (c) So long as any Debentures are held by the Property Trustee, the Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or executing any trust or power conferred on such Debenture Trustee with respect to the Debentures, (ii) waive any past default that is waivable under Section 5.7 of the Indenture, (iii) exercise any right to rescind or annul a declaration of acceleration of the maturity of the principal of the Debentures or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of a Majority in liquidation amount of all outstanding Common Securities; provided, however, that where a consent under the Indenture would require the consent of each holder of Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior approval of each Holder of the Common Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of the Common

Securities except by subsequent vote of such Holders. Subject to Section 2.7 of the Declaration, the Property Trustee shall notify each Holder of Common Securities of any notice of default with respect to the Debentures. In addition to obtaining the foregoing approvals of such Holders of the Common Securities, prior to taking any of the foregoing actions, the Trustees shall obtain an opinion of counsel experienced in such matters to the effect that, as a result of such action, the Trust will not be classified as an association taxable as a corporation for United States federal income tax purposes and (ii) the Holders will not recognize gain or loss for federal income tax purposes.

     If an Event of Default under the Declaration has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay principal of or premium, if any, or interest on the Debentures on the due date (or in the case of prepayment, on the prepayment date), then a Holder of Common Securities may institute a Direct Action for enforcement of payment to such Holder of the principal of or premium, if any, or interest on a Like Amount of Debentures on or after the respective due date specified in the Debentures. In connection with any Direct Action, the rights of the Common Securities Holder will be subordinated to the rights of such Holder of Capital Securities to the extent of any payment made by the Debenture Issuer to such Holder of Common Securities in such Direct Action. Except as provided in the second preceding sentence, the Holders of Common Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

     Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Administrators will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

     No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

     8.   Amendments to Declaration.

     In addition to the requirements set out in Section 12.1 of the Declaration, the Declaration may be amended from time to time by the Sponsor, the Property Trustee and the Administrators, without the consent of the Holders of the Securities (i) to cure any ambiguity, correct or supplement any provisions in the Declaration that may be inconsistent with any other provisions, or to make any other provisions with respect to matters or questions arising under the Declaration which shall not be inconsistent with the other provisions of the Declaration, or (ii) to modify, eliminate or add to any provisions of the Declaration to such extent as shall be necessary to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust at all times that any

Securities are outstanding or to ensure that the Trust will not be required to register as an Investment Company under the Investment Company Act; provided, however, that in the case of clause (i), such action shall not adversely affect in any material respect the interests of any Holder of Securities, and any such amendments of the Declaration shall become effective when notice thereof is given to the holders of the Securities. The Declaration may be amended by the Trustees, the Administrators and the Sponsor with (i) the consent of Holders representing a Majority in liquidation amount of all outstanding Securities, and
(ii) receipt by the Trustees and the Administrators of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees or Administrators in accordance with such amendment will not affect the Trust's status as a grantor trust for United States federal income tax purposes or the Trust's exemption from status as an Investment Company under the Investment Company Act or result in the Holders recognizing gain or loss for federal income tax purposes, provided that, without the consent of each Holder of Securities, the Declaration may not be amended to (i) change the amount or timing of any Distribution on the Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Securities as of a specified date or (ii) restrict the right of a holder of Securities to institute suit for the enforcement of any such payment on or after such date.

     9.   Pro Rata.

     A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default under the Declaration has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Capital Securities pro rata according to the aggregate liquidation amount of Capital Securities held by the relevant Holder relative to the aggregate liquidation amount of all Capital Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Capital Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding. In any such proration, the Trust may make such adjustments as may be appropriate in order that only Securities in authorized denominations shall be redeemed.

     10.  Ranking.

     The Capital Securities rank pari passu with the Common Securities and payment thereon shall be made Pro Rata with the Common Securities, except that, if an Event of Default under the Declaration occurs and is continuing, no payments in respect of Distributions on, or payments upon liquidation, redemption or otherwise with respect to, the Common Securities shall be made until the Holders of the Capital Securities shall be paid in full the Distributions, Redemption Price, Liquidation Distribution and other payments to which they are entitled at such time.

     11.  Acceptance of Securities Guarantee and Indenture.

     Each Holder of Capital Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Capital Securities Guarantee and the Common Securities Guarantee, respectively, including the subordination provisions therein and to the provisions of the Indenture.

     12.  No Preemptive Rights.

     The Holders of the Securities shall have no preemptive or similar rights to subscribe for any additional securities.

                                  EXHIBIT A-1

           FORM OF CONVERTIBLE TRUST PREFERRED SECURITY CERTIFICATE
                          [FORM OF FACE OF SECURITY]

     [IF THIS GLOBAL SECURITY IS A GLOBAL CONVERTIBLE TRUST PREFERRED SECURITY ("CAPITAL SECURITY"), INSERT: THIS CAPITAL SECURITY IS A GLOBAL CAPITAL SECURITY WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "CLEARING AGENCY") OR A NOMINEE OF THE CLEARING AGENCY. THIS CAPITAL SECURITY IS EXCHANGEABLE FOR CAPITAL SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE CLEARING AGENCY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION AND NO TRANSFER OF THIS CAPITAL SECURITY (OTHER THAN A TRANSFER OF THIS CAPITAL SECURITY AS A WHOLE BY THE CLEARING AGENCY TO A NOMINEE OF THE CLEARING AGENCY OR BY A NOMINEE OF THE CLEARING AGENCY TO THE CLEARING AGENCY OR ANOTHER NOMINEE OF THE CLEARING AGENCY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

     UNLESS THIS CAPITAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CAPITAL SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]


     Certificate Number       Number of Convertible Trust Preferred Securities
                                        CUSIP NO._________________


         Certificate Evidencing Convertible Trust Preferred Securities
                                      of
                         LIFE Financial Capital Trust

                 ____% Convertible Trust Preferred Securities
                 (liquidation amount $__ per Capital Security)

     LIFE Financial Capital Trust, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that _____ (the "Holder") is the registered owner of [$_______ in aggregate liquidation amount of Convertible Trust Preferred Securities of the Trust]1

[the aggregate liquidation amount of Convertible Trust Preferred Securities of the Trust specified in Schedule A hereto]2 representing undivided beneficial interests in the assets of the Trust designated the ____% Convertible Trust Preferred Securities (liquidation amount $__ per Capital Security) (the "Capital Securities"). The Capital Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of __________, 1997, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Capital Securities as set forth in Annex I to the Declaration. Capitalized terms used but not defined herein shall have the meaning given them in the Declaration. The Sponsor will provide a copy of the Declaration, the Capital Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

     Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder and to the benefits of the Capital Securities Guarantee, to the extent provided therein.

     By its acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Trust as a grantor trust, the Debentures as indebtedness and the Capital Securities as evidence of indirect beneficial ownership in the Debentures.


________
1 Insert in Definitive Capital Securities only.

2 Insert in Global Capital Securities only.

     IN WITNESS WHEREOF, the Trust has executed this certificate this day of _________________, 199__.

                                 LIFE FINANCIAL CAPITAL TRUST



                                 By:_______________________________
                                 Name:
                                 Title: Administrator


     PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION. This is one of the Capital Securities referred to in the within-mentioned Declaration.

Dated:  ______________ __, 1997

                                 State Street Bank and Trust Company,
                                 as Property Trustee



                                 By:_______________________________
                                      Authorized Signatory

                         [FORM OF REVERSE OF SECURITY]

     Distributions payable on each Capital Security will be fixed at a rate per annum of ____% (the "Coupon Rate") of the liquidation amount of $__ per Capital Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter period will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions", as used herein, includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds on hand legally available therefor.

     Distributions on the Capital Securities will be cumulative, will accumulate from the most recent date to which Distributions have been paid or duly provided for or, if no Distributions have been paid or duly provided for, from _________________, 1997 and will be payable quarterly in arrears, on March 15, June 15, September 15 and December 15 of each year, commencing on March 15, 1998, except as otherwise described below. Distributions will be computed on the basis of a 360-day year consisting of twelve 30-day months and, for any period less than a full calendar month, the number of days elapsed in such month. As long as no Event of Default has occurred and is continuing under the Indenture, the Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period at any time and from time to time on the Debentures for a period not exceeding 20 consecutive calendar quarters, including the first quarter during such extension period (each an "Extension Period"), provided that no Extension Period shall end on a day other than an interest payment date for the Debentures or shall extend beyond the Maturity Date of the Debentures. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accumulate with interest thereon (to the extent permitted by applicable law, but not at a rate exceeding the rate of interest then accruing on the Debentures) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further defer payments of interest by further extending such Extension Period; provided that such Extension Period, together with all such previous and further extensions within such Extension Period, may not exceed 20 consecutive quarters, including the first quarter during such Extension Period, or extend beyond the Maturity Date of the Debentures. Payments of accumulated Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date preceding the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

     Subject to the prior obtaining of any regulatory approval then required and to certain other conditions set forth in the Declaration and the Indenture, the Property Trustee may, at the direction of the Holder of the Common Securities, at any time dissolve the Trust and, after satisfaction of liabilities to creditors of the Trust as required by applicable law, cause the Debentures to be distributed to the holders of the Securities in liquidation of the Trust or, simultaneous with any prepayment of the Debentures, cause a Like Amount of the Securities to be redeemed by the Trust.

     The Capital Securities shall be governed by, and construed in accordance with, the laws of the State of Delaware (without regard to conflict of laws principles that would call for the application of the substantive law of any jurisdiction other than the State of Delaware).

     The Capital Securities shall be redeemable as provided in the Declaration.

     The Capital Securities shall be convertible into shares of Common Stock, through (i) the exchange of Capital Securities for an appropriate principal amount of Debentures and (ii) the immediate conversion of such Debentures into shares of Common Stock, in the manner and according to the terms set forth in Annex I to the Declaration and in the Indenture. The conversion rights of the Holders of Capital Securities are subject to termination at the option of the Debenture Issuer on and after _____________, ____ subject to and upon satisfaction of certain conditions set forth in Annex I to the Declaration and in the Indenture.

                                  ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned assigns and transfers this Capital Security certificate to:

            ______________________________________________________
            ______________________________________________________
        (Insert assignees social security or tax identification number)

            ______________________________________________________
            ______________________________________________________
            ______________________________________________________
                   (Insert address and zip code of assignee)

and irrevocably appoints

            ______________________________________________________
            ______________________________________________________
            ______________________________________________________

agent to transfer this Capital Security certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: _______________________

Signature: __________________
(Sign exactly as your name appears on the other side of this Capital Security certificate)

Signature Guarantee(3): ___________________________________


______________________
3 Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities and Exchange Act of 1934, as amended.

                                 Schedule A(1)

     The initial aggregate liquidation amount of Capital Securities evidenced by the Certificate to which this Schedule is attached is $_____________ (equivalent to ______ Capital Securities). The notations on the following table evidence decreases and increases in the number of Capital Securities evidenced by such Certificate.


----------------------------------------------------------------------------------------------
     DECREASE IN             INCREASE IN          LIQUIDATION AMOUNT     NOTATION BY REGISTRAR
LIQUIDATION AMOUNT OF     LIQUIDATION AMOUNT     OF CAPITAL SECURITIES
 CAPITAL SECURITIES      OF CAPITAL SECURITIES    AFTER SUCH INCREASE
----------------------------------------------------------------------------------------------



____________________
1.   Append to Global Capital Securities only.

                              CONVERSION REQUEST

To:   State Street Bank and Trust Company, as Conversion Agent of Holders of
Capital Securities.

     The undersigned owner of these Capital Securities hereby irrevocably exercises the option to convert these Capital Securities, or the portion below designated, into Common Stock of LIFE Financial Corporation (the "Common Stock") in accordance with the terms of the Amended and Restated Declaration of Trust (the "Declaration"), dated as of __________ __, 1997, by Daniel L. Perl and L. Bruce Mills, Jr., as Administrators, Delaware Trust Capital Management, as Delaware Trustee, State Street Bank and Trust Company, as Property Trustee, LIFE Financial Corporation, as Sponsor, and by the Holders, from time to time, of undivided beneficial interests in the assets of the Trust to be issued pursuant to the Declaration. Pursuant to the aforementioned exercise of the right to convert these Capital Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) to (i) exchange such Capital Securities for a portion of the Debentures (as that term is defined in the Declaration) held by the Trust (at the rate of exchange specified in the terms of the Capital Securities set forth as Annex I to the Declaration) and (ii) immediately convert such Debentures on behalf of the undersigned, into Common Stock (at the conversion price specified in the terms of the Capital Securities set forth as Annex I to the Declaration).

     The undersigned also hereby directs the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.


Date: __________________


Number of Capital Securities to be converted:  ____________________

If a name or names other than the undersigned, please indicate in the spaces below the name or names in which the shares of Common Stock are to be issued, along with the address or addresses of such person or persons.

             ______________________________________________________
             ______________________________________________________
             ______________________________________________________

(Sign exactly as your name appears on the other side of this Capital Security certificate) (for conversion only).

Please Print or Type Name and Address,
Including Zip Code, and Social Security or
Other Identifying Number.

______________________________________
______________________________________
______________________________________


Signature Guarantee: *____________________________



____________________________
* Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockholder, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                  EXHIBIT B-1

                      FORM OF COMMON SECURITY CERTIFICATE

     THIS COMMON SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS COMMON SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

     THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT UPON LIMITED CIRCUMSTANCES SET FORTH IN THE DECLARATION.


CERTIFICATE NUMBER                                   NUMBER OF COMMON SECURITIES


                   CERTIFICATE EVIDENCING COMMON SECURITIES

                                      OF

                         LIFE FINANCIAL CAPITAL TRUST

                            ___% COMMON SECURITIES
                 (LIQUIDATION AMOUNT $__ PER COMMON SECURITY)

     LIFE Financial Capital Trust, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that LIFE Financial Corporation (the "Holder") is the registered owner of ____________ common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the ____% Convertible Common Securities (liquidation amount $__ per Common Security) (the "Common Securities"). The Common Securities are not transferable except to the extent permitted by the Declaration. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of ___________, 1997, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration. Capitalized terms used but not defined herein shall have the meaning given them in the Declaration. The Sponsor will provide a copy of the Declaration, the Common Securities Guarantee and the Indenture (including any supplemental indenture) to a Holder without charge upon written request to the Sponsor at its principal place of business.

     Upon receipt of this certificate, the Sponsor is bound by the Declaration and is entitled to the benefits thereunder and to the benefits of the Common Securities Guarantee to the extent provided therein.

     By its acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Trust as a grantor trust, the Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Debentures.

     IN WITNESS WHEREOF, the Trust has executed this certificate this ___ day of ________ , 1997.


                                 LIFE FINANCIAL CAPITAL TRUST

                                 By:
                                 ________________________
                                 Name:
                                 Title:  Administrator

                         [FORM OF REVERSE OF SECURITY]

     Distributions payable on each Common Security will be fixed at a rate per annum of ____% (the "Coupon Rate") of the liquidation amount of $__ per Common Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions", as used herein, includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds legally available therefor.

     Distributions on the Common Securities will be cumulative, will accrue from the most recent date to which Distributions have been paid or duly provided or, if no Distributions have been paid or duly provided, from ___________, 1997 and will be payable quarterly in arrears, on March 15, June 15, September 15 and December 15 of each year, commencing on March 15, 1998, except as otherwise described below. Distributions will be computed on the basis of a 360-day year consisting of twelve 30-day months and, for any period less than a full calendar month, the number of days elapsed in such month. As long as no Event of Default has occurred and is continuing under the Indenture, the Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period at any time and from time to time on the Debentures for a period not exceeding 20 consecutive calendar quarters, including the first such quarter during such extension period (each an "Extension Period"), provided that no Extension Period shall end on a day other than an interest payment date for the Debentures or extend beyond the Maturity Date of the Debentures. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, Distributions will continue to accumulate with interest thereon (to the extent permitted by applicable law, but not at a rate exceeding the rate of interest then accruing on the Debentures) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further defer payments of interest by further extending such Extension Period; provided that such Extension Period, together with all such previous and further extensions within such Extension Period, may not exceed 20 consecutive quarters, including the first quarter during such Extension Period, or extend beyond the Maturity Date of the Debentures. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date preceding the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

     Subject to the Sponsor obtaining any regulatory prior approval then required and to certain other conditions set forth in the Declaration and the Indenture, the Property Trustee may, at the direction of the Holders of the Common Securities, at any time dissolve the Trust and, after satisfaction of liabilities to creditors of the Trust as required by applicable law, cause the Debentures to be distributed to the holders of the Securities in liquidation of the Trust or, simultaneous with any prepayment of the Debentures, cause a Like Amount of the Securities to be redeemed by the Trust.

     The Common Securities shall be governed by, and construed in accordance with, the laws of the State of Delaware (without regard to conflicts by laws principles that would call for the application of the substantive law of any jurisdiction other than the State of Delaware).

     The Common Securities shall be redeemable as provided in the Declaration.

     The Common Securities shall be convertible into shares of Common Stock, through (i) the exchange of Common Securities for an appropriate principal amount of Debentures and (ii) the immediate conversion of such Debentures into shares of Common Stock, in the manner and according to the terms set forth in Annex I to the Declaration and in the Indenture. The conversion rights of the Holders of Common Securities are subject to termination at the option of the Debenture Issuer on and after ____________, ____, subject to and upon satisfaction of certain conditions set forth in Annex I to the Declaration and in the Indenture.

                              CONVERSION REQUEST

TO:  NAME OF TRUSTEE, AS CONVERSION AGENT OF HOLDERS OF COMMON SECURITIES

     The undersigned owner of these Common Securities hereby irrevocably exercises the option to convert these Common Securities, or the portion below designated, into Common Stock of LIFE Financial Corporation (the "Common Stock") in accordance with the terms of the Amended and Restated Declaration of Trust (the "Declaration"), dated as of __________ __, 1997, by Daniel L. Perl and L. Bruce Mills, Jr., as Administrators, Delaware Trust Capital Management, as Delaware Trustee, State Street Bank and Trust Company, as Property Trustee, LIFE Financial Corporation, as Sponsor, and by the Holders, from time to time, of undivided beneficial interests in the assets of the Trust to be issued pursuant to the Declaration. Pursuant to the aforementioned exercise of the right to convert these Common Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) to (i) exchange such Common Securities for a portion of the Debentures (as that term is defined in the Declaration) held by the Trust (at the rate of exchange specified in the terms of the Common Securities set forth as Annex I to the Declaration) and (ii) immediately convert such Debentures on behalf of the undersigned, into Common Stock (at the conversion price specified in the terms of the Common Securities set forth as Annex I to the Declaration).

     The undersigned also hereby directs the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Date: __________________

Number of Common Securities to be converted:  ____________________

If a name or names other than the undersigned, please indicate in the spaces below the name or names in which the shares of Common Stock are to be issued, along with the address or addresses of such person or persons.


________________________________________________________________________________

(Sign exactly as your name appears on the other side of this Common Security certificate) (for conversion only)

Please Print or Type Name and Address,
Including Zip Code, and Social Security or
Other Identifying Number.

______________________________________________________

______________________________________________________

______________________________________________________


Signature Guarantee: *____________________________


_________________________

* Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockholder, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.